Exhibit 10.11

Confidential Treatment Requested

MASTER AGREEMENT

FOR

U.S. AVAILABILITY SERVICES

BETWEEN

SUNGARD AVAILABILITY SERVICES LP

(“SunGard”)

AND

JIVE SOFTWARE, INC.

a Delaware corporation

(“Customer”)

DATED

January 1, 2009

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		CUSTOMER: JIVE SOFTWARE, INC.

By:	/s/ P. Gerraras	By:	/s/ Robert F. Brown

Print:	P. Gerraras	Print Name:	Robert F. Brown

Print Title:	SVP Sales	Print Title:	VP – Client Services

Date Signed:	December 18, 2008	Date Signed:	December 16, 2008

This agreement is comprised of the general terms and conditions set forth below and the terms and conditions set forth in the services exhibit(s) attached hereto (each a “Services Exhibit”) and each Schedule (defined below) issued pursuant to a Services Exhibit. The general terms and conditions set forth below and the Services Exhibit(s) and related Schedules are referred to collectively as the “Master Agreement” and the services described in the Services Exhibits are referred to collectively as the “Services”. The Services selected by Customer shall be set forth on a schedule(s) which will designate the type of Services it covers by reference to one of the Services Exhibits (each a “Schedule”). Each Schedule entered into hereunder represents a separate contract between SunGard and Customer or one of its Affiliates (as defined below) that incorporates and is governed by all of the terms of this Master Agreement. Each Schedule may be signed by Customer or one of its Affiliates, and such signer shall be deemed to be “Customer” for purposes of that Schedule, provided that the Customer who signed this Master Agreement shall be jointly and severally liable with such Affiliate for the performance of all obligations under such Schedule. If there is a conflict between the general terms and conditions set forth below, a Services Exhibit, or a Schedule, the order of precedence shall be as follows: 1) the Schedule, 2) the Services Exhibit, and 3) these general terms and conditions. “Affiliate” means any entity which directly or indirectly controls, is controlled by, or is under common control with a party for as long as such relationship remains in effect.

GENERAL TERMS AND CONDITIONS

THE TERMS OF THIS MASTER AGREEMENT ARE CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

1. CONTRACT TERM. This Master Agreement shall continue in effect as long as there is a Schedule in effect. The term of a Schedule, and Customer’s rights to use the Services selected on that Schedule, shall begin on the Commencement Date stated in that Schedule and continue in effect for the Agreed Term stated in that Schedule (“Initial Term”). Thereafter, that Schedule shall automatically renew for successive one (1) month renewal terms, not to exceed three (3) such renewals, unless either party gives written notice of termination to the other at least (a) one hundred twenty (120) days before the end of the initial Term or (b) fifteen (15) days before the end of the then current renewal term, as applicable. Customer acknowledges that SunGard requires this advance notice due to the substantial long-term equipment and facilities commitments SunGard makes in reliance upon its customer contracts. Each Schedule is a non-cancelable contract that may be terminated only in accordance with its express terms; provided that any termination of this Master Agreement under Section 4(a) will automatically terminate all outstanding Schedules.

2. FEES AND EXPENSES.

(a) All undisputed Monthly or Annual Fees (as defined in a Schedule) shall be invoiced by SunGard in advance at the billing address defined in the Schedule. All other fees permitted to be billed by SunGard under this Agreement, including any out-of-pocket expenses reasonably incurred by SunGard on behalf of Customer and referenced in this Master Agreement shall be invoiced by SunGard as and when incurred unless otherwise specified in a Schedule. Customers payments for undisputed amounts shall be due within thirty (30) days after receipt of invoice. For any undisputed amount not paid when due, Customer will pay interest at the lesser of fifteen percent (15%) per annum or the maximum amount permitted by law. Customer will notify SunGard in writing of any dispute it has with any particular invoice within fifteen (15) days after its receipt of such invoice and shall provide reasonable detail describing the basis of such dispute. The parties shall work together in good faith to resolve any such disputed fees. If the parties mutually determine the Customer owes any Disputed Charge, Customer shall, within five (5) business days, pay such amount including interest accrued from the date the payment was originally due. If the parties are unable to resolve the Disputed Charge within thirty (30) days of Customer’s notice of the same, the parties shall be entitled to pursue remedies available hereunder. Unless Customer provides a valid tax exemption certificate, Customer shall be responsible for any sales, use, excise or comparable taxes assessed or imposed upon the Services provided or the amounts charged under a Schedule and SunGard will include the same on the applicable invoice.

(b) In the event that Customer elects to purchase the additional Managed Services identified in the table below (“Specified Services”), SunGard agrees that the Monthly Fees for the Specified Services shall be those set forth in the table below for the first twelve (12) months following the effective date of this Master Agreement; upon the anniversary of the effective date of this Master Agreement, SunGard may increase the Monthly Fees for the Specified Services provided that any increase shall not exceed the Monthly Fee charged during the prior year plus three percent (3%). This pricing commitment shall only be valid and continue beyond the initial twelve (12) months following the effective date of this Master Agreement if Customer has at least seventy-six (76) servers receiving both of the Specified Services before the expiration of such twelve (12) month period. In such event, this pricing commitment will continue for the term of this Agreement.

Managed Services	Monthly Fee
Software Licensing Services (Red Hat Enterprise Linux ES Software Licensing)	[	***]
Operating System Management Advanced Services	[	***]

3. CONFIDENTIALITY.

(a) All information disclosed by one party to the other in connection with this Master Agreement shall be treated as confidential (“Confidential Information”). With respect to Confidential Information disclosed by one party (“disclosing party”) to the other party (“receiving party”), (i) the receiving party shall hold such Confidential information in strict confidence using the same standard of care as it uses to protect its own confidential information but not less than a reasonable standard of care, (ii) the receiving party shall not use or disclose such Confidential Information for any purpose except as necessary to fulfill its obligations under a Schedule or this Master Agreement, or except as required by law provided that the disclosing party is given a reasonable opportunity to obtain, at its expense, a protective order (the receiving party shall reasonably cooperate with the disclosing party in connection therewith), (iii) the receiving party shall limit access to such Confidential Information to such of its employees and agents who need such access to fulfill the receiving party’s obligations under a Schedule, and (iv) the receiving party shall require its employees, agents and contractors who have access to such Confidential Information to abide by the confidentiality provisions of this Master Agreement.

(b) Without limiting the generality of the foregoing, such Confidential Information includes (i) with respect to Customer, (A) Customer’s data and software (including Customer NPI as defined below) and the details of Customer’s computer operations and recovery procedures, which may include trade secrets of Customer, and (B) any non-public information provided by Customer’s customers and end users including user-generated content (ii) with respect to SunGard, SunGard’s physical security systems, access control systems, specialized recovery equipment and techniques, pricing information, Services Guides, and E-Testing Program, which include trade secrets of SunGard, and (iii) with respect to both parties, the terms of this Master Agreement and all Schedules and any detailed information regarding the performance of this Master Agreement or any Schedule. Additional terms and conditions pertaining to sensitive financial or personal Information may be set forth in a particular Schedule pertaining to a unique customer of Customer.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

(c) Confidential Information shall not include information that (i) is or becomes publicly available through no wrongful act of the receiving party, (ii) was known by the receiving party without any obligation of confidentiality at the time of disclosure by the disclosing party, (iii) was obtained by the receiving party from a third party without restriction on disclosure, or (iv) was developed independently by the receiving party.

(d) To effect the purposes of a Schedule, Customer may from time to time provide SunGard with certain “nonpublic personal information” as defined by the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138) and the rules and regulations promulgated thereunder (“Customer NPI”). To protect the privacy of Customer NPI pursuant to the requirements of such act, SunGard shall, in addition to complying with the confidentiality requirements set forth above, (i) implement appropriate administrative, technical and physical safeguards designed to ensure the security and confidentiality of Customer NPI, protect against any anticipated threats or hazards to the security or integrity of Customer NPI and protect against unauthorized access to or use of Customer NPI that could result in substantial harm or inconvenience to a customer of Customer; and (ii) permit Customer to monitor SunGard’s compliance with the foregoing during Customer’s use of the Services, provided that such monitoring shall not interfere with another customer’s use of SunGard’s services or with SunGard’s operations.

(e) The parties shall adhere to the provisions of Exhibit A hereto regarding compliance with the requirements of the Health Insurance Portability and Accountability Act of 1996.

4. TERMINATION.

(a) If either party breathes any of its obligations under the Master Agreement (including any Exhibit or Schedule hereunder) in any material respect and the breach is not substantially cured within the cure period specified below, then the other party may terminate that this Master Agreement or, in it is discretion, the relevant Schedule, without penalty, by giving written notice to the breaching party at any time before the breach Is cured. If this Master Agreement includes a Recovery Services Exhibit or a Restoration Services Exhibit for Managed IT Services (“RS for MS Exhibit”), then (i) with respect to a breach of SunGard’s obligations to provide the Recovery or Restoration Services to Customer during a Disaster (as such terms are defined in the Recovery Services Exhibit), the cure period shall be five (5) days, and (ii) with respect to Customer’s obligations under the access and use provisions set forth in Sections A.2, A,3 and C of the Recovery Services Exhibit or the RS for MS Exhibit, there shall be no cure period (and SunGard shall have the right to terminate the applicable Schedule immediately). With respect to Customer’s obligations to comply with SunGard’s Network Policies (as defined in the applicable Services Exhibit), the cure period shall be five (5) days. With respect to all other obligations, unless otherwise specified, the cure period shall be thirty (30) days after receipt of written notice describing the breach.

(b) If a Schedule is terminated due to an uncured material breach by Customer, or if Customer properly exercises a right to cancel a Schedule before the end of the Agreed Term for any reason other than due to SunGard’s uncured material breach, then Customer shall (i) pay to SunGard the unamortized balance attributable to any equipment and software purchased by SunGard on behalf of Customer (as designated in the applicable Schedule) and (ii) reimburse SunGard for any cancellation charges for third party services purchased by SunGard on behalf of Customer. Upon Customer request, SunGard will disclose all cancellation charges for third party services in advance of signing the Schedule under which such services are to be provided.

5. WARRANTIES, LIABILITY AND INDEMNIFICATION.

(a) Each party represents and warrants that (i) it has the full corporate right, power and authority to enter into this Master Agreement, (ii) the execution of this Master Agreement by and the performance of its obligations and duties hereunder do not and will not violate any agreement to which it is a party or by which it is bound, (iii) when executed and delivered, this Master Agreement will constitute the legal, valid and binding obligation of such party, in accordance with its terms and (iv) it will comply with all applicable Federal and State laws and regulations in the course of exercising rights or performing obligations under this Master Agreement.

(b) Each party (“liable party”) shall indemnify, defend and hold harmless the other party (and its Affiliates and their respective employees and agents) against any claims, actions, damages, losses or liabilities to the extent brought against the indemnified party by a third party and arising from any breach of contract, negligence or willful misconduct of the liable party (or any of its employees or agents).

(c) In addition, SunGard shall indemnify, defend and hold harmless Customer against any claims, actions, damages, losses or liabilities to the extent brought against Customer by a third party and arising from infringement or misappropriation of any U.S. patent, copyright or other proprietary right resulting from Customer’s use of intellectual property developed or owned by SunGard and used to provide the Services. In addition to the foregoing indemnification, SunGard’s liability with respect to this Section 5(c) is limited to making the Services non-infringing or non-misappropriating or arranging for Customer’s continued use of the Services without any material decrease in the features or functionality thereof, provided that, if both of the foregoing options are commercially impracticable for SunGard, then upon written notice to Customer, SunGard may cancel the affected portion of the Services and refund to Customer any prepaid fees for such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Services; SunGard shall endeavor to provide Customer written notice at least ninety (90) days in advance of such termination. With respect to intellectual property of third parties that is used by SunGard to provide the Services, SunGard will, to the extent possible, provide to Customer the full benefit of all applicable warranties and indemnities granted to SunGard by such third parties. SunGard will use commercially reasonable efforts in negotiating new agreements or renewals of current agreements pertaining to third party intellectual property to cause the provider of such intellectual property to cause the warranties and indemnities it provides to SunGard to apply to Customer in the substantially similar manner.

(d) In addition, Customer shall indemnify, defend and hold harmless SunGard against any claims, actions, damages, losses or liabilities to the extent brought against SunGard by a third party and arising from (i) infringement or misappropriation of any U.S. patent, copyright or other proprietary right attributable to Customer’s data, content, software or other materials, (ii) Customer’s use of any Services in violation of any law, rule or regulation, (iii) Customer’s violation of any of SunGard’s Network Policies (as defined in the applicable Services Exhibit), or (iv) Customer’s use, control or possession of any Mobile Resources at non-SunGard facilities.

(e) An indemnifying party shall have no obligation for indemnification unless the other party promptly gives written notice to the indemnifying party after any applicable matter arises and allows the indemnifying party to have sole control of the defense or settlement of any underlying claim; provided that the indemnifying party may not settle a claim without the other party’s prior written consent if it places liability, obligations or adversely affects the other party, such consent not to be unreasonably withheld, Notice will be considered prompt as long as there is no material prejudice to the indemnifying party.

6. LIMITATION OF LIABILITY

(a) Under no circumstances shall either party be liable for lost revenues, lost profits, loss of business, or consequential, indirect, exemplary, special or punitive damages of any nature, whether such liability is asserted on the basis of contract, tort (including negligence or strict liability) or otherwise, and whether or not the possibility of such damages is foreseeable; provided that this exclusion shall not apply to (i) the party’s respective confidentiality obligations under Section 3, (ii) either party’s indemnification obligations under Section 5(b), (iii) SunGard’s indemnification obligations under Section 5(c), and (iv) Customer’s indemnification obligations under Section 5(d) (collectively, (i) through (iv) referred to as “Excluded Claims”)). Customer acknowledges and agrees that for the purposes of this section, “lost profits” and “lost revenues” does not include its payment obligations to SunGard pursuant to this Master Agreement.

(b) Except for Excluded Claims, Customer’s breach of its obligations under Sections A(2) and A(3) of the Recovery Services Exhibit, and Customers payment obligations under each applicable Schedule each party’s total liability under a Schedule, whether in contract, tort (including negligence or strict liability), or otherwise, shall not exceed the actual Monthly Fees paid by Customer to SunGard under that Schedule for the most recent twelve (12) month period. Except to the extent arising out of willful misconduct, with respect to the Excluded Claims set forth in Sections 6(a)(i) and 6(a)(ii), each party’s aggregate liability shall not exceed the greater of (i) $1,500,000.00 or (ii) 1.5 times the actual Monthly Fees paid by Customer to SunGard under all Schedules then in effect for the most recent twelve (12) month period.

(c) Notwithstanding the provisions of Sections 6(a) and 6(b) above, SunGard shall have no liability for any of Customer’s data, content, software or other materials located, used or restored at a SunGard facility or in a SunGard vehicle, or transmitted using SunGard’s Network Services, except for any (i) damages for which Customer is entitled to indemnification under Section 5(b) in which case SunGard’s liability shall not include lost profits or lost revenues and, in the aggregate, shall not exceed the actual Monthly Fees paid by Customer to SunGard under the applicable Schedule for the most recent twelve (12) month period, or (ii) direct damages (including documented out of pocket expenses incurred to recreate such data) caused by (a) SunGard’s negligence, or (b) in the case of Managed IT Services, SunGard’s breach of contract, and in the case of both (a) and (b) , SunGard’s liability shall not exceed the actual Monthly Fees paid by Customer to SunGard under the applicable Schedule for the most recent twelve (12) month period and SunGard shall be liable to Customer. The foregoing sentence shall not supersede or otherwise amend SunGard’s liability for a breach of its obligations under Section 3 (Confidentiality) herein. Under no circumstances will SunGard be considered the official custodian or record keeper of Customer’s data for regulatory or other purposes.

(d) WITH RESPECT TO EACH SCHEDULE, EXCEPT AS SPECIFICALLY STATED IN THIS MASTER AGREEMENT OR SUCH SCHEDULE, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESS OR IMPLIED, ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, NON-INTERFERENCE OR NON-INFRINGEMENT.

7. FORCE MAJEURE. Neither party shall be liable for, nor shall either party be considered in breach of this Master Agreement or any Schedule due to, any failure to perform its obligations as a result of a cause beyond its control, including any natural calamity, act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, disruption or outage of communications, power or other utility, failure to perform by any supplier or other third party, or other cause which could not have been

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

prevented with reasonable care; provided that the party prevented from performing (i) used commercially reasonable efforts to prevent or limit the impact of such force majeure event and (b) uses commercially reasonable efforts to recommence performance as soon as is reasonably practical. in the event of any force majeure event that lasts more than fifteen (15) days and only for so long as the force majeure event is continuing, the other party may terminate the applicable Schedule upon delivery of written notice.

8. NOTICE. All notices, consents and other communications under this Master Agreement shall be in writing and shall be deemed to have been received on the earlier of (a) the date of actual receipt at the designated street address, (b) the first business day after being sent to the designated street address by a reputable overnight delivery service, or (c) the third business day after being mailed to the designated street address by first class mail. Any notice may be given by e-mail to the designated e-mail address or by fax to the designated fax number, provided that a signed written confirmation is received at the designated street address within seventy-two (72) hours thereafter. Disaster declaration notice (as described in the Recovery Services Exhibit) may be given orally, provided that a signed written confirmation is received at the applicable recovery facility within twenty-four (24) hours thereafter. Communications sent to any street address, e-mail address or fax number other than those designated in this Master Agreement or the applicable Schedule shall not be valid. Customer’s street address, e-mail address and fax number for notice are stated in the applicable Schedule. SunGard’s street address for notice is 680 East Swedesford Road, Wayne, Pennsylvania 19087, Attention: Contract Administration. SunGard’s e-mail address for notice is contract.admin@sungard.com. SunGard’s fax number for notice is 1-610-225-1125.

9. PUBLICITY. Neither party will, without the other party’s prior written consent, (a) use the name, trademark, logo or other identifying marks of the other party in any sales, marketing or publicity activities or materials, or (b) issue any press release, interviews or other public statement regarding this Master Agreement or any Schedule; provided that Customer may disclose SunGard as its hosting provider to Customers current and potential customers.

10. ENTIRE UNDERSTANDING. This Master Agreement states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. Each Schedule states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. No modification of this Master Agreement (including any Schedule), and no waiver of any breach of this Master Agreement (including any Schedule), shall be effective unless in a writing that references this Agreement and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Master Agreement or any Schedule, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach thereof. Any purchase order submitted by Customer to SunGard shall be used only for invoice processing purposes and shall have no legal effect.

11. PARTIES IN INTEREST. Neither party may assign this Master Agreement or any Schedule, or any rights or obligations thereunder, without the prior written consent of the other party, which will not be unreasonably withheld; provided that either party may assign any Schedule to an Affiliate by giving prior written notice to the other party and provided, further, that either party may assign this Master Agreement in whole to pursuant to a transfer of all or substantially all of such party’s business and assets, whether by merger, sale of assets, sale of stock, or otherwise by giving prior written notice to the other party. This Master Agreement and each Schedule shall bind, benefit and be enforceable by and against both parties and their respective successors and permissible assigns. No third party shall be considered a beneficiary of, or entitled to any rights under, this Master Agreement or any Schedule.

12. CONSTRUCTION. THIS AGREEMENT AND EACH SCHEDULE SHALL BE GOVERNED BY SUBSTANTIVE DELAWARE LAW. This choice of governing law shall not be considered determinative of the jurisdiction or venue of any action between the parties. In any action relating to this Master Agreement or any Schedule, (a) each of the parties irrevocably waives the right to trial by jury, (b) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the designated street address at which the party is to receive notice in accordance with Section 8 of this Master Agreement, and (c) the prevailing party shall be entitled to recover its reasonable attorney’s fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party. A determination that any term of this Master Agreement or any Schedule is invalid or unenforceable shall not affect the other terms thereof. Section headings are for convenience of reference only and shall not affect the interpretation of this Master Agreement or any Schedule. The relationship between the parties created by this Master Agreement or any Schedule is that of independent contractors, and not partners, joint venturers or agents. Sections 3, 5, 6 and 12 shall survive any termination of this Master Agreement or any Schedule.

13. ENFORCEMENT. Each party acknowledges that the provisions of this Master Agreement regarding confidentiality and access to and use of the other party’s resources are reasonable and necessary to protect the other party’s legitimate business interests. Each party acknowledges that any breach of such provisions shall result in irreparable injury to the other for which money damages could not adequately compensate. If there is a breach of such provisions, then the injured party shall be entitled, in addition to all other rights and remedies which it may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action that a party (or any other person involved in the breach) may have against the other party shall not constitute a defense or bar to the enforcement of such provisions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

©2008 SunGard Availability Services LP, all rights reserved.

MSA0608

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Managed IT Services Exhibit and the Services Guide

Governed by the Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and JIVE SOFTWARE, INC.

Dated January 1, 2009

The Master Agreement for U.S. Availability Services, having the above date, between SunGard Availability Services LP (“SunGard”) and the Customer named below (“Master Agreement”), with regard to the Managed IT Services Exhibit and the Services Guide referenced therein, is amended effective October 1, 2009 as follows:

1.	The Managed IT Services Exhibit is amended by adding the following Services Description:

NAS Services. SunGard shall provide Network Attached Storage Services (“NAS Services”) for the amount of storage in Gigabytes rGB1 or Terabytes (“TB”) and in association with the specific servers (target servers) and NAS Gateways as set forth in the Schedule. NAS Services are provided through SunGard-provided and/or Customer-provided storage devices as set forth in the Schedule. the Service shall include: (i) Equipment Management Services (as defined herein) for the associated storage devices; (ii) initial installation of connectivity between the storage device and target server(s) each located at the Designated SunGard Facility; (iii) initial allocation and configuration of storage units/mappings to target servers in accordance with the SunGard-supplied and Customer completed design requirements form; and (iv) problem resolution related to storage connectivity and storage device(s). Customer acknowledges that: (i) any alteration of the storage allocations, the number of connections, the number of target servers, or hardware and software replacements, will require a modification or upgrade to the affected Schedule prior to any of these additional services being rendered by SunGard; (ii) the performance and functionality of a Customer designed NAS infrastructure is the responsibility of the Customer; and (iii) the specifications for the design of the NAS must include IP network connectivity capability to the hardware, software and network components of the NAS, as SunGard will facilitate the provision of Equipment Management Services to Customer through SunGard’s management network. In order for SunGard to provide Dedicated NAS Services, Customer must (i) provide SunGard with the appropriate system access and management console (hardware and software) to manage the storage devises; (ii) contract with SunGard for Data Backup Services for each NAS Gateway being supported by SunGard as set forth in the Schedule; (iii) contract with an original equipment manufacturer vendor for the initial installation and configuration of storage hardware and software; and {iv) contract with SunGard for LAN Services (SunGard Management Switch) for connectivity to the SunGard Management Network.

Dedicated NAS Services are only available for SunGard supported storage and network devices, servers, and adapters as specified In the Services Guide. NAS Services do not include installation or support for volume management or volume replication software.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Managed IT Services Exhibit and the Services Guide

Governed by the Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and JIVE SOFTWARE, INC.

Dated January 1, 2009

Install & configure device drivers on target systems and resolve target system software failures.	P
Provide one (1) dedicated 10/100 Ethernet port to SunGard for purposes of monitoring and management of the NAS device.	P
Monitor NAS availability.		P
Resolve reported or detected storage device failures.		P
Provide notice within documented Lead Times for Standard Tasks.	P
Provide Standard Tasks as scheduled.		P
Test end verify SunGard Implemented Standard Tasks.	A	P
Provide support for NAS Immediate Tasks		P

NAS Services Tasks

NAS Services Management	Standard Lead-Time	Critical Lead-Time	Schedule Required	Description
Standard tasks
NAS Increase	5	1	Y	Increase storage allocation available to systems.
NAS Decrease	5	1	Y	Decrease storage allocation available to systems.
NAS Add Path	10	5	Y	Add data path to existing NAS connected system.
NAS Add System	10	5	Y	Add system to NAS infrastructure.
NAS Remove Path	10	5	Y	Remove data path from existing NAS connected system.
NAS Remove System	10	5	Y	Remove system from NAS infrastructure.
Immediate Tasks				Description
NAS Failure				Resolve NAS failures.
NAS Performance				Investigate NAS performance issues.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Managed IT Services Exhibit and the Services Guide

Governed by the Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and JIVE SOFTWARE, INC.

Dated January 1, 2009

NAS Services
NAS Connections	Additional connections may be contracted for with SunGard. Connections that span multiple security zones may require a customized solution. The effort to engineer and implement customizations may require an additional Schedule.
Dedicated NAS Services	If NAS Services are provided through dedicated and/or Customer-provided devices. Customer acknowledges that the specifications for the design of the storage device must include remote connectivity capability to SunGard’s management network. Prior to the NAS Services being delivered, SunGard must certify dedicated solutions for supported hardware, software and connectivity.

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		CUSTOMER: JIVE SOFTWARE, INC.

By:	/s/ Mark Jameson	By:	/s/ Kevin C. Williams

Print Name:	Mark Jameson	Print Name:	Kevin C. Williams

Print Title:	Vice President Sales	Print Title:	Director Support and Hosting

Date Signed:	September 18, 2009	Date Signed:	September 18, 2009

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Restoration Services Exhibit for Managed Services

To The

Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and Jive Software, Inc.

Dated January 1, 2009

The Master Agreement for U.S Availability Services, having the above date, between SunGard Availability Services LP (“SunGard”), and the Customer named below, (“Master Agreement”) is amended effective August 1, 2009 as follows:

The Restoration Services Exhibit is Amended as follows:

1.	Section A. “Restoration Services” of the Restoration Services Exhibit is amended in subsection 1. ‘Disaster by deleting the first paragraph and inserting, in its place, the following:

DISASTER. A “Disaster” is ‘any unplanned event or condition that renders Customer unable to use the Space or the Equipment situated in the Space for its intended computer processing and related purposes. By signing or amending a Schedule, Customer warrants that the Customer-provided Equipment specified in that Schedule for Managed IT Services (if any) is at that time properly functioning in accordance with manufacturer specifications and the Customer-provided Equipment is under maintenance as required herein pursuant to the terms and conditions of the Exhibit for Managed IT Services. A Disaster will be declared by SunGard, in consultation with Customer, within six (6) hours following discovery of the situation which has affected the Space in the Designated SunGard Facility. During the six (6) hour period, Customer and SunGard shall work together to reasonably determine whether the Disaster can be remedied or mitigated without a Disaster declaration. With regard to the Customer-provided Equipment situated in the Space, Customer warrants that it shall first use commercially reasonable efforts to mitigate the equipment failure through the utilization of its’ maintenance contractor for onsite remedial services. In the event that Customer is unable to use the Equipment following the use of remedial maintenance services, Customer may declare a Disaster and itch declaration shall include a certification that Customer has utilized the maintenance services under contract for the Equipment.

2.	Section A. “Restoration Services” of the Restoration Services Exhibit is amended in subsection 1. “Disaster” in the second paragraph by adding, at the end of the paragraph, the following: “In such instance, SunGard will use all commercially reasonable efforts to facilitate recovery”.

3.	Section A. “Restoration Services” of the Restoration Services Exhibit is amended in subsection 3. “Extended Use” by adding, at the end of the subsection, the following: “SunGard shall provide notice of termination to Customer when such notice is available to SunGard.”

4.	Section A. “Restoration Services” of the Restoration Services Exhibit is amended in subsection 4. “Managed Technology Plan” by adding, after the second sentence, the following: “The MTP shall be developed by SunGard within 90 days after the Schedule effective date.

5.	Section A. “Restoration Services” of the Restoration Services Exhibit is amended in subsection 4. “Managed Technology Plan” by adding, after the fifth sentence ending “in order for the MTP to be update:, the following: “SunGard will promptly update the MTP to ensure it remains current.”

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Restoration Services Exhibit for Managed Services

To The

Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and Jive Software, Inc.

Dated January 1, 2009

6.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 1. “Maintenance” by deleting the third sentence and adding, in its place, the following: “SunGard warrants to Customer that the Recovery Resources shall be maintained in good working condition and in a state of readiness at all times, consistent with SunGard’s obligations under this Master Agreement.

7.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 2. “Significant Changes” by adding, at the end of that subsection, the following: “SunGard represents that is will not discriminate or otherwise act selectively in determining whether a change in Recovery Resources is to be made.”

8.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 3. “Audits” by deleting the first sentence and inserting, in its place, the following: “At any time except when the Recovery Resources are being used during a disaster or a confidential test, Customer and Customer’s designees may, at Customer’s expense, audit the Recovery Resources to verify SunGard’s compliance with this Master Agreement.”

9.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 4. “Standard Procedures” by deleting the third sentence and inserting, in its place, the following: “Both SunGard and Customer shall comply with these potties in all material respects and shall use all Recovery Resources in accordance with manufacturer specifications; provided that Customer must be provided such specifications, to the extent reasonably practicable, within a reasonable time from commencement of the applicable Schedule.”

10.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 7. “Fees and Expenses” by adding, at the end of that subsection, the following:

Except as set forth in a Services Exhibit or Schedule, SunGard shall not incur any fees or expenses on behalf of Customer in excess of $250.00 without Customer’s prior consent. Customer acknowledges that SunGard shall have no obligation to provide any service or support nor any liability for failure to provide any service or support where, in SunGard’s reasonable judgment, such service or support would give rise to out of pocket expenses which Customer has not approved.

11.	Section B. “Maintenance and Use of Recovery Resources” of the Restoration Services Exhibit is amended in subsection 7. “Fees and Expenses” by deleting the second paragraph and inserting, in its place, the following:

While Customer is using the Recovery Resources following a Disaster declaration, the Monthly Fees set forth on the affected Schedule(s) for Managed IT Services shall continue to be payable and shall be applied to the Disaster Fees as set forth on the affected Schedule(s) for Restoration Services. in the event that Customer makes continued use of the Recovery Resources after the initial six (6) weeks of use following a particular Disaster, Customer’s Daily Usage Fee(s)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Addendum to the Restoration Services Exhibit for Managed Services

To The

Master Agreement for U.S. Availability Services

Between

SunGard Availability Services LP and Jive Software, Inc.

Dated January 1, 2009

pertaining to such Disaster shall be increased by twenty-five percent (25%). Such increase shall be applicable solely: (i) in the event that the Disaster was as a result of Customer Equipment failure, or (ii) if the Disaster was related to the Space, and SunGard has notified Customer that the Space is fully functioning and available, and Customer has not returned to the Space in the Designated SunGard Facility within two business days of such notification by SunGard. Otherwise the Disaster Fees shall remain payable based on the amounts set forth on the Schedule for Restoration Services for such continued use.

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Master Agreement and the specified Exhibit(s).

SUNGARD AVAILABILITY SERVICES LP		CUSTOMER: JIVE SOFTWARE, INC.

By:	/s/ Robert Schonhardt	By:	/s/ Kevin C. Williams

Print Name:	Robert Schonhardt	Print Name:	Kevin C. Williams

Print Title:	Vice President Sales	Print Title:	Director Support and Hosting

Date Signed:	August 3, 2009	Date Signed:	July 31, 2009

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

RESTORATION SERVICES EXHIBIT FOR MANAGED IT SERVICES

TO THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES

Dated: 01/01/2009

A. RESTORATION SERVICES. Each Schedule to this Exhibit specifies the Designated SunGard Facility where the Equipment (as defined in the Managed IT Services Exhibit) is installed in support of Customer’s Managed IT Services (“Space”), the recovery services to be provided by SunGard to Customer for the Equipment in the Space (“Restoration Services”), the fees to be paid by Customer to SunGard for those services, and any other applicable terms.

1. DISASTER. A “Disaster” is any unplanned event or condition that renders Customer unable to use the Space or the Equipment situated in the Space for its intended computer processing and related purposes. By signing or amending a Schedule, Customer warrants that the Customer-provided Equipment specified in that Schedule for Managed IT Services is at that time properly functioning in accordance with manufacturer specifications and the Customer-provided Equipment is under maintenance as required herein pursuant to the terms and conditions of the Exhibit for Managed IT Services. A Disaster will be declared by SunGard, in consultation with Customer, within six (6) hours following diagnosis of the situation which has affected the Space In the Designated SunGard Facility. During the six (6) hour period, Customer and SunGard shall work together to reasonably determine whether the Disaster can be remedied or mitigated without a Disaster declaration. With regard to the Customer-provided Equipment situated in the Space, Customer warrants that it shall first use best efforts to mitigate the Equipment failure through the utilization of its’ maintenance contractor for onsite remedial services. In the event that Customer is unable to use the Equipment following the use of remedial maintenance services, Customer may declare a Disaster and such declaration shall include a certification that Customer has utilized the maintenance services under contract for the Equipment.

Customer shall not be provided access to nor invoiced for the Restoration Services for the initial sixty (60) days of the Agreed Term on the Schedule for Restoration Services. During this time, SunGard will be working with Customer to complete the Managed Technology Plan (as described herein) with regard to the Restoration Services on the applicable Schedule. Customer acknowledges that should a Disaster be declared following completion of Customer’s Managed Technology Plan by SunGard but prior to the initial Test of the Managed Technology Plan, or if there is a change in Customer’s production environment for which SunGard has not been notified of or able to implement in Customer’s Managed Technology Plan, Customer must provide reasonable assistance to SunGard to facilitate the recovery operation.

2. SELECTED SERVICES. Whenever a Disaster is declared, the Restoration Services to be provided by SunGard to Customer shall be the following services which were selected by Customer in the applicable Schedule:

(a)	Center-Based Restoration Services. Immediate and exclusive use of the services described below (“Center-Based Restoration Services”), which Customer may use for six (6) weeks, provided at a SunGard facility:
(i)	Hotsite. An installed, fully operational computer system and networking capability (“Hotsite”), equal to or better than (in all material respects including equipment quality and processing capacity) the Hotsite Configuration described in the Schedule.

(b)	Mobile Restoration Services. Immediate and exclusive use of the services described below (“Mobile Restoration Services”), which Customer may use for six (6) weeks, provided at a SunGard facility:

(i)	Mobile Configuration. A fully operational, relocatable computer system and networking capability (“Mobile Configuration”), equal to or better than (in all material respects including equipment quality and processing capacity) the Mobile Configuration described in the Schedule, to be provided to Customer by one of the following methods at SunGard’s option:

a.	Primary Recovery Facility. Access to the Mobile Configuration at a SunGard facility where it is then installed.

b.	Alternate Recovery Facility. Delivery of the Mobile Configuration to a SunGard facility where it may be accommodated, within forty-eight (48) hours after the Disaster declaration notice.

(c)	Network Services. Use, within two (2) hours after the Disaster declaration notice, of the network services described below (“Network Services”), which Customer may use for six (6) weeks:

(i)	Center to Center. On-demand connectivity among SunGard facilities using the SunGard Global Network (“SGN”) in accordance with the Network Configuration described in the Schedule.

(ii)	Dedicated Circuit. Dedicated connectivity between the Customer Facility described in the Schedule and the SunGard) or SGN POP (point of presence) described in the Schedule, using a dedicated circuit that is either (a) procured and installed by SunGard or (b) procured and installed by Customer with installation management assistance from SunGard.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

(iii)	Net ReDirect Services. On-demand connectivity between the SGN POP where the Customer’s local circuit terminates and the SunGard facility described in the Schedule, which are designated as “Net ReDirect Metropolitan Services” when the SGN POP and SunGard facility are located in the same metropolitan area.

(iv)	IP ReDirect Services. On-demand, point-to-point or point-to-multipoint Internet Protocol (IP) connectivity between the IP-enabled SGN POP where Customer Is accessing the SGN and the IP-enabled SunGard facility described in the Schedule, with such connectivity delivered using a single Ethernet interface directly attached to a router at the Customer facility procured by either SunGard or Customer.

(v)	Web ReDirect Services. On-demand access to the Internet from the SunGard facility described in the Schedule, using any of the multiple Internet service providers under contract with SunGard (which may require Customer to set up domains to use the Web ReDirect Services).

3. EXTENDED USE. During a Disaster, Customer may continue to use the Restoration Services or the Network Services beyond six (6) weeks, provided that this extended use shall be subject to immediate termination if and when any other customer declares a disaster and requires use of the Recovery Resources then being utilized by Customer.

4. MANAGED TECHNOLOGY PLAN. The Restoration Services contracted for on a Schedule to this Exhibit include the development of a Managed Technology Plan (“MTP”) for the devices, systems and or technologies managed by SunGard and set forth in the applicable Schedule. The MTP is a comprehensive plan to guide the restoration of production applications and Customer operations that were affected by a Disaster with regard to the Equipment in the Space. The MTP will contain definitive action steps, including checklists of required activities, explanation of roles, and the definition of resources. Prior to any change to Customer’s production environment and infrastructure which could impact the ability of SunGard to provide the Restoration Services, Customer Is responsible to ensure that SunGard is provided with written information regarding such change, in order for the MTP to be updated. If Customer has not notified SunGard of a change In the production environment or if a change is made without providing SunGard sufficient time to revise the MTP, and such change impacts the iteration Services, SunGard shall not be liable for any resulting failure to provide the Restoration Services. In such event, SunGard shall use reasonable efforts to work with Customer to assist Customer in the recovery. If requested by Customer, SunGard will provide a semi-annual review of the MTP.

5. TESTS. SunGard will use certain Restoration Services to test Customer’s disaster recovery capability (“Test”) for the number of Test Periods stated in the applicable Schedule. Each Test Period provides eight (8) hours of consecutive test time per contract year at a designated SunGard recovery center, on a non-cumulative basis. SunGard will schedule and conduct the Test based on the MTP and provide the results to Customer following the annual Test. In the event that Customer does not accept the Test dates for the current contract year as proposed by SunGard, the allocated Test Period(s) are forfeited for that contract year. In order for SunGard to provide support to Customer for a scheduled Test, Customer acknowledges the requirement to work with SunGard to ensure the Test plan is finalized at least three (3) weeks prior to the Test date. Following completion of the Test plan, SunGard will then assign a technical coordinator to coordinate Test support activities, Customer’s Test plan will define the mutually agreed-to Test objectives. Customer shall coordinate request for scheduling at least four (4) months in advance. Test time is available on a 24-hour-a-day, 7-day-a-week basis. Any Test Period(s) cancelled by Customer less than 45 days before the scheduled date will be applied against Customer’s annual allotment of Test Period(s), unless SunGard is able to utilize the cancelled time to provide test time to another customer. Customer acknowledges that all Tests shall be subject to immediate cancellation or termination by SunGard, and shall be rescheduled as soon as possible, if and when any other customer declares a disaster and requests use of the Restoration Services being tested.

6. TEST SERVICES. SunGard’s testing services are designed to provide reliable and repeatable Test services for operating system, application and data restorations (“Test Services”) for Customer managed systems while Customer is using the Recovery Resources for a Test Whenever Customer schedules a Test of the Restoration Services, the Test Services provided by SunGard to Customer shall the Test Services selected by Customer for the configurations identified in the applicable Schedule.

7. COMPREHENSIVE DISASTER RECOVERY SUPPORT. Whenever Customer uses Restoration Services during a Disaster, SunGard’s Support Staff (consisting of operations, communications, security, transportation, systems software and customer support personnel, as appropriate) shall provide comprehensive support to Customer on a 24-hour-a-day, 7-day-a-week basis, as needed. During a Disaster, SunGard’s Support Staff also shall assist Customer in contacting vendors and in obtaining replacement equipment.

Following restoration of Customer’s production environment utilizing the Recovery Resources, SunGard snail use all reasonable efforts to provide the Managed IT Services defined on the Managed IT Schedule to Customer in the SunGard facility as soon as reasonably practical.

8. RETURN TO MANAGED IT SERVICES SPACE IN DESIGNATED SUNGARD FACILITY. Following closure of Disaster declaration by Customer, SunGard shall provide Customer with commercially reasonable assistance in returning Customer’s data to the original Space and reinstating the Services defined in the affected Schedule for Managed IT Services on the Equipment. Such assistance shall, at a minimum be consistent with SunGard’s responsibilities under the Schedule for Managed IT Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

B. MAINTENANCE AND USE OF RECOVERY RESOURCES. The terms of this Section B are intended to ensure that the facilities, equipment, network and other resources used by SunGard to provide the Restoration Services (“Recovery Resources”) are properly maintained and used, and to protect the respective interests of the parties in using the Recovery Resources.

1.	MAINTENANCE. SunGard shall maintain vendor-specified proper operating environments at Its facilities and in its vehicles used to provide the Restoration Services. SunGard shall adhere to vendor-recommended procedures and policies for proper maintenance of the Recovery Resources, including necessary remedial maintenance and regularly scheduled preventive maintenance. SunGard warrants to Customer that the Recovery Resources shall be maintained In a state of readiness at all times, consistent with SunGard’s obligations under this Master Agreement.

2.	SIGNIFICANT CHANGES. SunGard may change the Recovery Resources and shall give written notice to Customer at least 60 days before making any significant change that might substantially and adversely impact Customer. If, in Customer’s reasonable Judgment, any such change substantially and adversely impacts Customer to the extent that Customer cannot use the affected Restoration Services, then Customer may terminate the affected Restoration Services by giving written notice to SunGard within ten (10) days after Customer receives SunGard’s notice of the change.

3.	AUDITS. At any time except when the Recovery Resources are being used during a disaster or a confidential test, Customer may, at its expense, audit the Recovery Resources to verify SunGard’s compliance with this Master Agreement. SunGard also shall permit any regulatory authority having jurisdiction over Customer to inspect the Recovery Resources. SunGard shall, at its expense, have the Recovery Resources annually reviewed by an independent third-party auditor, whose reports shall be furnished to Customer upon request.

4.	STANDARD PROCEDURES. SunGard shall maintain reasonable and uniform policies regarding security, safety, operations and other procedures for accessing and using the Recovery Resources during disasters. In the case of network resources, these policies (“Network Policies”) incorporate the policies, rules and regulations of SunGard’s underlying network and Internet service providers. All of these policies are included in SunGard’s on-line User Guide and in other written documents provided by SunGard to Its Customers from time to time. Both SunGard and Customer shall comply with these policies in all material respects and shall use all Recovery Resources in accordance with manufacturer specifications. Before the conclusion of any Test or Disaster, SunGard shall write-over all Customer Confidential Information recorded on any medium, or stored in any storage system as part of its use of me Restoration Services.

5.	SPECIAL PROCEDURES. If Customer gives written notice to SunGard describing any special data protection or other security procedures used by Customer, SunGard shall use commercially reasonable efforts help implement those procedures whenever Customer is using the Recovery Resources. Customer responsible for any additional expenses incurred by SunGard in implementing Customer’s sp procedures.

6.	NETWORK RESOURCES. SunGard shall privately manage the SGN as a protocol-independent, multi-layer network. After Customer has been switched onto the SGN, the applicable Network Services will be available on a 24-hour-a-day, 7-day-a-week basis excluding downtime attributable to routine and preventive maintenance. Dedicated circuits connecting Customer locations to SunGard facilities or SGN POPs are provided by third parties and do not constitute Recovery Resources. The Network Services are provided subject to the availability of the necessary services by SunGard’s underlying network and Internet service providers. SunGard may, without penalty, and by providing Customer with thirty (30) days prior written notice, terminate any Schedule or withhold provision of the Network Services if: (a) SunGard’s underlying network and Internet service providers withdraw or substantially alter any underlying tariff(s) resulting in a material, adverse effect on SunGard’s operational or financial ability to provide the Network Services; or (b) any public utility commission or other regulatory authority asserts jurisdiction over the Network Services, such that SunGard would be required to submit to common carrier, public utility or other regulation to which SunGard is not now subject.

7.	FEES AND EXPENSES. Customer shall be responsible for (a) any applicable Disaster Fees as indicated on a Schedule, (b) all communications and similar third party charges resulting from Customer’s use of the Recovery Resources, (c) all costs associated with the transportation and delivery of Mobile Resources used by Customer at the Recovery Center, (d) all costs related to the relocation of any Customer data to and from the Recovery Center in which the recovery was performed, and (e) all power and other utility charges resulting from Customer’s use of the Recovery Resources, except the initial four (4) weeks of use.

While Customer is using the Recovery Resources following a Disaster declaration, the Monthly Fees set form on the affected Schedule(s) for Managed IT Services shall continue to be payable and shall be applied to the Disaster Fees as set forth on the affected Schedule(s) for Restoration Services. In the event that Customer makes continued use of the Recovery Resources after the initial four (6) weeks of use. Customer’s Daily Usage Fee(s) shall be increased by twenty-five percent (25%). Such increase shall be applicable: (i) in the event that the Disaster was as a result of Customer Equipment failure, if the Disaster was related to the Space, and SunGard has notified Customer that the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Space is fully functioning and available, and Customer has not returned to the Space in the Designated SunGard Facility within forty-eight (48) hours of such notification by SunGard. Otherwise the Disaster Fees shall remain payable based on the amounts set forth on the Schedule for Restoration Services for such continued use.

With regard to the Space at the Designated SunGard Facility, SunGard shall advise Customer as to the estimated availability date of the Space. In the event that the Space will not be available within six (6) weeks following the Disaster, Customer shall have the option of the terminating the Master Agreement and all Schedule(s) thereto.

C. MULTIPLE DISASTER. Customer’s rights of immediate and exclusive use of the Restoration Services, as provided in Section A2, shall be subject to the possibility that one or more other customers (“other affected customers”) could declare a disaster at the same time as (or before or after) Customer and require use of the same Recovery Resources at the same time as Customer (“Multiple Disaster”). The following provisions are intended to avoid or minimize contention for Recovery Resources during Multiple Disasters.

1.	PRIORITY RESOURCES AND SHARED RESOURCES. All Recovery Resources shall be available on a priority use basis (“Priority Resources”) except for those designated by SunGard as available on a shared use basis (“Shared Resources”). SunGard’s designations of Shared Resources shall be made in its reasonable discretion and shall be subject to change without notice.

2.	ACCESS AND USE PROCEDURES. Access to and use of Recovery Resources during disasters shall depend upon whether the Recovery Resources are Priority Resources or Shared Resources and, with respect to Priority Resources, the order in which disasters are declared. SunGard shall maintain records of its receipt of disaster declarations, which shall be the exclusive basis for determining the order in which disasters are declared.

(a)	Customer shall have priority rights of access to and use of applicable Priority Resources that are not then being used by other affected customers who previously declared disasters. Use of such Priority Resources is exclusive for as long as Customer is entitled to use them under Section A2.

(b)	Customer and all other affected customers shall have equal rights of access to and use of applicable Shared Resources, irrespective of the order in which disasters occur or are declared. Use of Shared Resources may be exclusive at times, but remains subject to the possible need for shared or allocated use with other affected customers. In an effort to avoid the need for shared or allocated use of any Shared Resources, SunGard shall, to the fullest extent possible under the circumstances, take full advantage of, and provide access to, all of its other available Shared Resources.

(c)	If applicable Priority Resources and applicable Shared Resources are both available, Customer may choose which type to use.

(d)	Customer shall cooperate with SunGard and all other affected customers as reasonably required under the circumstances, including to coordinate the efficient use of Recovery Resources, to avoid or minimize the need for shared or allocated use o Shared Resources, and to implement an; necessary plans for shared or allocated use of Shared Resources.
(e)	If a Multiple Disaster is widespread or extreme, then, notwithstanding the foregoing provisions, SunGard may implement emergency procedures that are necessary, in SunGard’s reasonable judgment, to allocate Recovery Resources in order to address applicable national interests and comparable concerns.

3.	MULTIPLE DISASTER PROTECTION. To lower the probability of a Multiple Disaster, SunGard shall comply with the following terms:

(a)	No other customer shall be granted any greater rights of access to or use of the Recovery Resources than are granted to Customer under this Master Agreement.

(b)	No agreement to provide use of any Recovery Resources shall be entered into at a time when the customer location to be serviced is then currently experiencing a disaster.

For Restoration Services, SunGard also shall comply with the following;

(c)	To discourage unnecessary disaster declarations, Disaster Declaration Fees, as provided in the Schedules, shall be charged whenever a customer declares a disaster.

d)	To discourage unnecessary use of the Recovery Resources, Daily Usage Fees, as provided in the Schedules, shall be charged for use of the Resources during a Disaster.

MITRS0108

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

PROFESSIONAL SERVICES EXHIBIT

TO THE MASTER SERVICES AGREEMENT

DATED January 1, 2009

1. DESCRIPTION OF SERVICES

SunGard shall provide consulting and assessment professional services and deliverables as described in the Schedule attached to this Exhibit, and if applicable, in the attached Statement of Work (“Professional Services”). SunGard warrants that all Professional Services to be provided by SunGard shall be performed by qualified personnel in accordance with professional standards, and all Professional Services provided and documents and reports delivered by SunGard shall conform to the requirements of this Exhibit and the attached Schedule and/or Statement of Work. Notwithstanding anything to the contrary herein, SunGard reserves the right to subcontract the Professional Services to a third party without written consent of Customer provided that (a) SunGard remains liable for any breach or failure to perform under this Exhibit and/or the Master Agreement and (b) such subcontractor is bound by terms of confidentiality no less protective of Customer than those set forth in the Master Agreement.

Except as otherwise stated in the attached Schedule or Statement of Work, the parties intend that all Professional Services to be provided to Customer under this Exhibit shall be completed within one year after the Schedule is signed by SunGard. If Customer does not permit SunGard to perform the Professional Services during that period, then all payments otherwise due upon project completion will become due at the end of the one-year period.

2. PERSONNEL

All SunGard personnel, when working at Customer’s premises, will conduct themselves in a professional manner and will use commercially reasonable efforts to minimize disruptions to Customer’s business. SunGard will retain full responsibility for its own personnel, including payment of compensation and payroll taxes, provision of benefits, and maintenance of workers’ compensation and other required insurance. SunGard and Customer also agree that during the term of this Agreement and for one (1) year thereafter neither party will interview for employment purposes or employ current employees of the other.

3. CUSTOMER’S RESPONSIBILITIES

Customer will provide to SunGard, as and when reasonably necessary, all information, data and other materials concerning Customer’s personnel, operations and facilities and other relevant aspects of Customer’s business, to the extent required by SunGard to properly perform the Professional Services. All such information, data and materials provided to SunGard by any of Customer’s personnel will be accurate, current and complete, and may be relied upon by SunGard in performing the Professional Services. Customer will be responsible for preparing and maintaining backup or duplicate copies of all such information, data and materials, and SunGard will have no liability for any loss or damage resulting from Customer’s failure to do so.

Further, Customer will (a) at mutually agreeable times, make available to SunGard experienced personnel having knowledge of Customer’s operations and other relevant aspects of Customer’s business, and (b) cooperate with SunGard in all respects reasonably necessary to allow SunGard to perform the Services.

4. CONFIDENTIALITY

Customer acknowledges that SunGard’s property used in the provision of Professional Services is deemed SunGard Confidential Information under the Master Agreement and is only for in-house use for the purpose of allowing Customer to establish, maintain and implement business recovery and other plans and procedures. Except with the prior written consent of SunGard, Customer will not, nor will it permit any other entity or individual to (a) use any SunGard property for any purpose not authorized by this Agreement, (b) refer to or otherwise use any SunGard property as part of any effort to provide similar Services to any entity or individual, or (c) remove, erase or tamper with any copyright or other proprietary notice of SunGard printed or stamped on, affixed to, or encoded or recorded in any SunGard property.

5. TERMINATION

Termination of the Services under this Exhibit for any reason will not relieve Customer of liability for all amounts owed to SunGard under a Schedule to this Exhibit for Professional Services performed. If Customer terminates the Professional Services under a Schedule to this Exhibit other than due to SunGard’s uncured material breach, Customer shall pay to SunGard, together with the notice of termination, a in amount equal to the present value (calculated using an annual discount rate equal to the then current prime rate published in The Wall Street Journal) of all remaining fees due under the applicable Scheduled), and Customer shall remain liable for any reimbursable expenses incurred by SunGard before termination pursuant to the terms of the Master Agreement.

If Customer breaches any of its obligations its confidentiality obligations or any obligations under licenses to SunGard property described in Section 4 of this Exhibit ?n any material respect, then, in addition to SunGard’s right to terminate the Agreement and any other rights and remedies that SunGard may have, SunGard may suspend performance of all Services under a Schedule to this Exhibit until the default is cured.

5. ACCEPTANCE.

For each of deliverable resulting from the performance of Professional Services that has stated acceptance criteria in the applicable Statement of Work (“Acceptance Criteria”),

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Confidential Treatment Requested

Customer will have ten (10) business days to review and test each such deliverable (the “Acceptance Period”); in the event that Customer does not notify SunGard of a failure to meet the Acceptance Criteria before the expiration of the Acceptance Period, the deliverable shall be deemed accepted. If Customer determines that such deliverable does not conform to the Acceptance Criteria, then Customer shall provide SunGard with written notice of any such nonconformities within the Acceptance Period. SunGard will remedy such nonconformities, at no charge to Customer, within ten (10) business days (or such other period as may be agreed to by the parties given the nature of the work necessary to remedy the non-conformity) of Customer’s providing such notice and resubmit the deliverable to Customer for reconsideration. If SunGard fails to remedy all such nonconformities within such twenty (20) business day period, then Customer, at Customer’s sole option, may extend SunGard’s time to remedy such nonconformities or may reject the deliverable. The parties will repeat the foregoing process for a reasonable number of iterations, as determined by parties in their reasonable and good faith judgment, until Customer accepts or finally rejects the deliverable.

If Customer finally rejects any deliverable, Customer will provide written notice of final rejection to SunGard. In the event of final rejection and as Customer’s sole and exclusive remedy, within thirty (30) days of Customer’s notice of such final rejection, SunGard will refund all amounts paid to SunGard (if any) by Customer for the relevant deliverable.

PSE0504

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Confidential Treatment Requested

MANAGED IT SERVICES EXHIBIT TO THE

MASTER AGREEMENT for U.S. AVAILABILITY SERVICES

Dated January 1, 2009

A.	POLICIES AND SERVICES GUIDE

The services provided under this Exhibit shall at all times be used in compliance with SunGard’s then-current general policies and guidelines (“General Policies”) and the policies and guidelines of SunGard’s underlying telecommunications providers (“Network Policies”) (collectively, the General Policies and Network Policies are sometimes herein referred to as “Policies”). Customer agrees to be bound by the Policies, as amended. All Policies, including change management policies and procedures, and additional detail regarding the specifications of the service offerings, are set forth in SunGard’s Services Guide, which is available to Customer at SunGard’s customer portal http://www.MySunGard.com (“Portal”). In addition, all implementation services which are included as part of a service offering, are detailed in the Services Guide. As used in the Services Guide, “business hours” refers to the hours between 8:00 AM EST and 8 PM EST

If SunGard’s revisions to the General or Network Policies are i) not based upon changes in law or regulation, or third party service provider requirements, and ii) have a material and adverse impact on Customer’s use of the Services, Customer may notify SunGard of such within thirty (30) days of the email notification described in the paragraph below and the parties will discuss such revisions and attempt in good faith to reach agreement with respect thereto; provided that if the parties are unable, despite such good faith efforts, to reach agreement within ten (10) business days then Customer may, in its discretion, terminate the Master Agreement upon advance written notice to SunGard.

Upon completion and full execution of a Managed IT Services Schedule, Customer will receive access to the Portal. Upon receiving access, Customer shall enter the Portal and subscribe to the Services Guide in accordance with the instructions specified in the Portal and shall provide an email address(es) electronically so that notices of changes to the Services Guide will automatically be sent to the email address(es) provided. The email will notify Customer that the Services Guide has been changed and upon accessing the Services Guide, the cover page will indicate the Section(s) modified, deleted or added.

B.	HOSTING SERVICES

1.	Space

a. SunGard hereby grants to Customer the right to use the Space (as defined in the Schedule) for the placement and maintenance of the computer and communications equipment specified in the Schedule (“Equipment”) which may be interconnected to the Network Services offered by SunGard (as defined herein) or to other communications carriers via facilities offered by SunGard. The Equipment and any necessary software (“Software”) may be provided by Customer (“Customer-provided Equipment” or “Customer-provided Software”) or by SunGard (“SunGard-provided Equipment” or “SunGard-

provided Software”) as specified in the Schedule. The Space shall be used by Customer in accordance with the Equipment vendor’s specifications for electrical, airflow, and clearance. Unless otherwise expressly agreed to in writing by Customer, the Space and Equipment will always be maintained within the United States of America.

With the exception of the Full Infrastructure Management Space option, as defined herein, if Customer desires to install Equipment in the Space that exceeds the written vendor specification(s), SunGard reserves the right to require Customer to contract for additional Space after notifying Customer of such and providing Customer with an opportunity to not install such Equipment and not contract for additional Space. This Exhibit does not create any interest in real estate and is strictly an agreement for the provision of services, which are personal in nature to the parties. The Monthly Fees and any other fees in connection with Customer’s use of the Space are set forth in the Schedule. Customer’s use of the Space shall not interfere with any other SunGard customer’s use of SunGard’s facilities. Customer represents and warrants that it has the full legal right to utilize any Customer-provided Equipment and Software and SunGard represents and warrants that it has the full legal right to permit Customer to utilize any SunGard-provided Equipment or SunGard-provided Software. The Equipment shall operate on conditioned UPS-based power with transparent and immediate access to a back-up power source capable of sustaining power to the Equipment during any interruption to the primary power source.

b. SunGard shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other services as are reasonably required to maintain the facility in which the Space is located in good condition suitable for the placement of Equipment. With the exception of the Full Infrastructure Management Space option, as defined herein, Customer shall keep the Space clear of all refuse, cardboard or any potentially hazardous material. Customer shall maintain the Space in an orderly and safe condition, and shall return the Space to SunGard at the conclusion of the Agreed Term as defined in the Schedule in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN, THE SPACE SHALL BE DELIVERED AND ACCEPTED “AS IS”. THE SPACE SHALL BE IN SECURE FACILITIES MONITORED TWENTY FOUR (24) HOURS PER DAY, SEVEN (7) DAYS PER WEEK BY ON-SITE STAFF, WITH CARD KEY ACCESS AND CLOSED CIRCUIT TV MONITORING, CONDITIONED POWER UTILIZING UPS SYSTEMS AND BACK-UP POWER GENERATOR CAPABILITY (“INFRASTRUCTURE”). SunGard represents that it will not materially diminish such Infrastructure at the Designated SunGard Facility (as defined in the Schedule) during the Agreed Term. At its sole risk and expense, Customer shall be responsible for installation of the Customer-provided Equipment in the Space, unless Customer elects to contract for Hardware Installation Services as set forth herein. If Customer elects to contract for Hardware Installation

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Confidential Treatment Requested

Services, then SunGard shall be responsible for the installation of the Customer-provided Equipment to the extent provided herein. At its sole risk and expense, Customer shall be responsible for installation of Customer-provided Software in the Space. Upon termination or expiration of the Schedule, Customer shall be responsible for removal of the Customer-provided Equipment and Software from the Space within ten (10) business days of such termination or expiration. SunGard is responsible, at its sole risk and expense, for the installation of any SunGard-provided Equipment or SunGard-provided Software.

c. In addition to the Policies, Customer shall abide by any posted rules relating to the use of, physical access to, or security measures respecting the Space. The Customer-provided Equipment shall be installed, operated, inspected, maintained, repaired, replaced and removed only by qualified agents of Customer who are properly licensed, if applicable, a list of whom shall be provided to SunGard in advance of any such activity. Customer shall not permit any liens to be placed against all or any portion of the Space or any SunGard-provided Equipment or Software. Customer shall not make any material alterations to the Space without the prior written consent of SunGard. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer (“access devices”), other than as a result of the acts or omissions of SunGard or its agents, Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any access devices lost or stolen after delivery thereof to Customer. If Customer fails to pay SunGard any undisputed amounts due under a Schedule in accordance with the terms of the Master Agreement, and such failure continues for more than thirty (30) days after receipt of SunGard’s written notice of nonpayment, included in SunGard’s right to terminate Customer’s use of the Space is the right to disconnect and remove any or all of the Equipment from the Space (including any data or Software resident on such Equipment), and store any Customer-provided Equipment in any reasonable location for a period not to exceed six (6) months and assess Customer reasonable charges for such storage. Upon conclusion of the six (6) month period, SunGard may dispose of such Equipment without liability to Customer. After termination of Customer’s use under the first sentence of this paragraph, SunGard may redeploy any SunGard-provided Equipment in any manner in its sole discretion and shall delete all Customer data residing on such SunGard-provided Equipment before redeployment. Any of Customer’s data or Software resident on Customer-provided Equipment shall be removed, stored and/or disposed of in the manner and for the period specified above for Customer-provided Equipment. Exercise of any of the above rights by SunGard shall not relieve Customer of any of’ its payment obligations under the Master Agreement for Services performed prior to the date of termination.

d. SunGard reserves the right to change the location or configuration of the Space, at SunGard’s sole expense, within the Designated SunGard Facility or to another SunGard facility; provided, however, that SunGard shall not arbitrarily or discriminatorily require such changes nor shall any migration impair, diminish or materially affect Customer’s use of the Space or receipt of Services. SunGard and Customer shall work in good faith to minimize any disruption to Customer’s Services that may be caused by such change in location or configuration of the Space. If the location of the Space is to be moved to another facility, SunGard shall provide Customer with at least one hundred thirty-five (135) days prior written notice of such relocation and Customer shall have the right to audit and inspect such new facilities and then (a) elect to be relocated to another facility, or (b) elect to terminate the Schedule without penalty. Customer shall provide SunGard with written notice of its decision regarding the preceding sentence within 90 days after receipt of SunGard’s written notice. In addition, SunGard reserves the right to upgrade or modify the infrastructure used to provide the Services provided that any such change will not adversely affect Customer’s environment in the Space.

e. Prior to Customer’s occupancy, and during the Agreed Term of the Schedule, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers’ Compensation in compliance with all applicable statutes of appropriate jurisdiction; Employer’s Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $2,000,000 each occurrence; and (c) “All Risk” Property insurance covering the Customer-provided Equipment located in the Space. Customer shall provide to SunGard a certificate of insurance demonstrating that it has obtained the required insurance coverage prior to Customer’s occupancy of the Space. Customer shall notify SunGard of any material changes or cancellation promptly. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types and amounts of insurance as set forth in this section.

f. With the exception of the Full Infrastructure Management Space option (as defined herein), SunGard shall provide to Customer (including any of its employees, agents and other authorized representatives as Customer may from time to time reasonably designate in writing), access to the part of the Designated SunGard Facility from which SunGard is providing the Space, twenty-four (24) hours per day, seven (7) days per week, including statutory holidays. All of Customer’s designees shall adhere to SunGard’s Policies.

g. Space Options - Customer may subscribe to any of the following options available relating to Space: (i) SunGard-provided 19” Cabinet; (ii) Secure Cabinet; (iii) Secure Space; (iv) Secure Cage; and (v) Secure Suite.

(i) SunGard-provided 19” Cabinet The SunGard-provided 19” Cabinet option includes: (i) a minimum of 42 U EIA rack space for the Equipment; (ii) proper air ventilation for the Equipment; (iii) two (2) stationary equipment shelves; and (iv) security by lock and key, managed by SunGard.

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Confidential Treatment Requested

(ii) Secure Cabinet The Secure Cabinet option includes: (i) a SunGard-provided 19” Cabinet (as defined above); (ii) Space to support the SunGard-provided Cabinet (iii) and the redundant power configuration as set forth in the Schedule with the corresponding voltage (“V”) and amperage (“A”).

(iii) Secure Space - The Secure Space option includes the amount of Space in the square feet increments defined in the Schedule and: (i) one (1) Standard Power Circuit (as defined herein) per twenty-five (25) square feet of Space defined for the Secure Space option in the Schedule or one (1) Standard Power Circuit (as defined herein) for each cabinet installed in the Secure Space; and (ii) five (5) hours of Operational Support Services (as defined herein) per month.

(iv) Secure Cage - The Secure Cage option includes the amount of Space defined in the Schedule or the amount of Space necessary to install the number of cabinets as set forth in the Schedule and: (i) perimeter metal fence with an access door; (ii) security by lock and key, managed by SunGard; (iii) one (1) Standard Power Circuit (as defined herein) per twenty-five (25) square feet of Space defined for the Secure Cage option in the Schedule or one (1) Standard Power Circuit (as defined herein) per cabinet installed in the Secure Cage; and (iv) five (5) hours of Operational Support Services (as defined herein) per month.

(v) Secure Suite - The Secure Suite option includes the amount of Space defined in the Schedule for the number of cabinets as set forth in the Schedule. The Secure Suite option includes: (1) perimeter metal fence or perimeter walls with an access door; (ii) private security with card key and pin code or by lock and key; (iii) one (i) Standard Power Circuit (as defined herein) per twenty-five (25) square feet of Space defined for the Secure Suite option in the Schedule or one (1) Standard Power Circuit (as defined herein) for each cabinet installed in the Secure Space; and (iv) ten (10) hours of Operational Support Services per month.

h. Secure Hosting Bundle - The Secure Hosting Bundle option includes: (i) one (i) SunGard-provided 19” Cabinet (as defined herein); (ii) SunGard-provided management switch infrastructure to support the initial eighteen (18) Ethernet switch ports to facilitate the Services set forth in the Schedule; (iii) Standard Monitoring Services (as defined herein) for up to ten (10) devices; (iv) five (5) hours of Operational Support Services (as defined herein) per month; and (v) the redundant power configuration as set forth in the Schedule with the corresponding voltage (“V”) and amperage (“A”).

i. Full Infrastructure Management Space - The Full Infrastructure Management Space option is an offering available in select SunGard facilities and includes: (i) the required space and power necessary to support all servers managed by SunGard for which Customer has contracted for Operating System Management Advanced or Enterprise Services (as defined herein), and as set forth in the Schedule with the corresponding Rack Unit (“RU”); (ii) the required Space and power needed to support network and security equipment managed by SunGard, as set forth in the Schedule; (iii) SunGard-provided management ethernet switch infrastructure to facilitate the Services set forth in the Schedule; and (iv) SunGard-provided keyboard/video/mouse (“KVM”) switch infrastructure to facilitate the Services set forth in the Schedule. Customer acknowledges that: (i) all the devices in the Full Infrastructure Management Space offering must be managed by SunGard; and (ii) Customer will not have physical access to the Space or the devices associated with Full Infrastructure Management Space.

For Equipment that is not rack mountable, SunGard will provide power in accordance with hardware manufacturer specifications. The Space may be subject to additional power charges.

j. At SunGard’s discretion, any cabling required to inter-connect any Customer-provided or SunGard-provided 19” Cabinet(s) may require the use of industry standard patch panels. If SunGard determines that patch panels are required, SunGard reserves the right to install mutually agreed upon patch panel infrastructure and will pass through the cost of the patch panel infrastructure to Customer without surcharge.

k. Except in the case of Full Infrastructure Management, upon written request delivered at least seven (7) days in advance, Customer and its customers may inspect the Space and Equipment.

l. SunGard shall obtain SAS 70 Type II reports (the “Reports”) for all SunGard facilities providing to Services to Customer for the Term of the applicable Schedule(s) and on at least an annual basis shall provide to Customer copies of the Reports, upon Customer’s request, covering the periods of time during which Customer received Services. If a Report states that SunGard has failed to materially satisfy one or more control objectives, Customer may provide SunGard written notice requesting that SunGard correct such material non-conformance (“Deficiency Notice”). If SunGard fails to materially correct and meet the control objectives identified as not having been satisfied within ninety (90) days of the Deficiency Notice, Customer may, at its sole discretion, i) elect to move the Services to an alternate SunGard facility or ii) terminate the affected Schedule(s) upon ninety (90) days written notice. If SunGard decides to discontinue its practice of obtaining Reports for some or all of the SunGard facilities where Customer receives Services, SunGard will send written notice to Customer within thirty (30) days of such decision and Customer may terminate the affected Schedule(s) by providing written notice no later than sixty (60) days following its receipt of the SunGard discontinuation notice. The Customer termination rights described in this Section shall be Customer’s sole and exclusive remedies for SunGard’s i) failure to correct a materially non-

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Confidential Treatment Requested

conformance to a control objective or ii) discontinuation of obtaining Reports for the SunGard facilities where Customer receives Services; provided that nothing herein shall be deemed a limitation of Customer’s remedies with respect to any breach of any other section of the Agreement even if such breach is the cause of the material non-conformity to the control objectives.

m.SunGard will not access or decrypt any Customer content (including Customer end-user content) stored on any Equipment except as may be required to perform the Services under this Exhibit.

n. Notwithstanding anything to the contrary herein, SunGard reserves the right to utilize subcontractors to perform Services, including ancillary services in connection with the Services provided to Customer under a Schedule without written consent of Customer provided that (a) except as otherwise set forth in Section J(12), SunGard remains liable for any breach or failure to perform under this Exhibit and/or the Master Agreement, (b) such subcontractor is bound by terms of confidentiality no less protective of Customer than those set forth in the Master Agreement, (c) upon Customer request, SunGard advises Customer of the identity of such subcontractors as required under Section 4(b) of the Master Agreement, and (d) upon Customer request, SunGard shall advise as to whether the subcontractor has been subjected to a criminal background check.

2. Power

SunGard shall provide Customer with the power configuration within the Designated SunGard Facility as set forth in the Schedule. With respect to one hundred and twenty (120) Volt power, SunGard will provide the power feed(s) with a minimum of a 12 outlet power strip. If Customer requires a power strip for 208/220 Volt power feed(s), Customer is responsible for providing the necessary 19” EIA rack-mounted power strip. Where Customer powers Equipment with a single Standard Power Circuit (“A-Side Circuit”), Customer is responsible to ensure that the total of the manufacturer’s rated amperage for all Equipment on any A-Side Circuit does not exceed 80% of the rated amperage of that circuit. If Customer contracts for an A-Side Circuit and a redundant Standard Power Circuit (“B-Side Circuit”), Customer is responsible to ensure that the total of the manufacturer’s rated amperage for all Equipment on the A & B Side Circuit pair does not exceed 80% of the rated amperage of one of the circuits in the pair.

SunGard may proportionally increase the Monthly Fee associated with the power configuration, at any time by providing Customer with thirty (30) days prior written notice if the underlying utility provider increases SunGard’s fees.

SunGard reserves the right to audit power consumption of any Customer. If during such audit, SunGard determines (i) that a Customer is using redundant power in a non-redundant fashion; or (ii) Customer is drawing more power than specified in the Schedule and this Exhibit, than SunGard shall notify Customer in writing and Customer shall have three (3) business days to either balance or reduce its power loads respectively, or request an upgrade from SunGard to provide additional capacity.

a. Standard Power Circuit. A Standard Power Circuit is a single one hundred and twenty (120) Volt, twenty (20) AMP power feed.

b. Power Infrastructure Upgrade B-Side. SunGard shall provide a redundant B-Side Circuit to Customer’s A-Side Circuit as set forth in the Schedule with the corresponding voltage (v) and amperage (A).

c. Power Infrastructure Upgrade (“Additional Power”). The Power Infrastructure Upgrade option(s) provides Customer with: (i) additional non-redundant A-Side Circuit(s); or (ii) additional power capacity, as set forth in the Schedule on both the A-Side Circuit(s) and B-Side Circuit(s), with the corresponding voltage (v) and amperage (A).

SunGard reserves the right to determine, in its sole reasonable judgment, its ability to allow Customer to contract for additional power based- upon the then available power at the Designated SunGard Facility. Any one time installation costs or any additional Monthly Fees related to additional power contracted for will be set forth on a Schedule.

3. Support Services

a. Hardware Installation Services. SunGard shall provide Hardware Installation Services for the number of devices set forth in the Schedule. Hardware Installation Services include the one-time installation of hardware devices and do not include on-going support. Hardware Installation Services include: (i) the unpacking and installation of the Equipment into nineteen inch (19”) computer racks or cabinets in accordance with hardware vendor recommendations and Customer requirements; (ii) the installation of network cables and cross-connects; and (iii) floor cutouts, as necessary.

b. Operational Support Services. SunGard will provide Customer with access to technical personnel to assist Customer on a 24x7x365 basis for the number of hours per month as set forth in the Schedule. In the event that the Customer exceeds the number of hours indicated in the Schedule in any month, Customer may then elect to have SunGard attempt to resolve the problem on a time and materials basis at SunGard’s then prevailing hourly rate. Operational Support Services shall include: (1) the execution of a command or series of commands as directed by Customer to determine operating status or to facilitate configuration changes; (ii) enlisting of vendor support as requested by Customer and as available pursuant to Customer’s agreement with the applicable vendor; (iii) visual inspection of Equipment and power up, restart or reboot as directed by Customer; (iv) insertion and ejection of media as directed by Customer; and (v) preparation of media for pickup at the Designated SunGard Facility as requested by Customer. Customer is responsible for providing all media, related materials, storage containers, procedures and any off-site storage contract for the media.

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Confidential Treatment Requested

c. Equipment Management Services. SunGard shall provide Equipment Management Services for the Equipment set forth in the Schedule. Equipment Management Services include: (i) resolution of detected Equipment failures; (ii) coordination of preventative maintenance; (iii) installation of microcode or firmware upgrades; (iv) power cycling or reboot; (v) issuance of software or firmware commands; and (vi) physical inspection of all Equipment components. With respect to Customer-provided Equipment, Customer is responsible for obtaining the consent of the maintenance vendor in order for SunGard to act as Customer’s agent.

d. SunGard-provided Equipment. If necessary in support of certain Services, SunGard may install certain SunGard-provided Equipment in Customer’s Space.

4. Server Services. For all Service(s) listed in this Section, Customer shall place Customer-provided Equipment and Customer-provided Software under a valid maintenance contract with the original equipment/software manufacturer for 24x7x365 support with four (4) hour onsite response time, In the event that Customer elects to contract for an Operating System license under SunGard’s Software Licensing Services (as defined herein), SunGard shall provide a valid maintenance contract for the Operating System license with the original software manufacturer. If Customer elects to contract for maintenance services with a vendor other than the original equipment/software manufacturer, Customer is responsible for all issues arising as a result thereof and associated obligations.

In order to receive Server Services, Customer’s server(s) must be configured with a drive capable of reading a CD-ROM to facilitate the installation of utility software on the disk volume where the operating system resides. Customer must subscribe to Data Back-up Services (as defined herein) or Vaulting Services - Restoration Support Option (as defined herein) and provide a minimum of one (1) dedicated network interface per server for administration and monitoring, as well as one (1) dedicated network interface per server for Data Back-up Services (as defined herein) in order to receive Server Services. Customer acknowledges that SunGard will install utility software on the server(s) on which the operating system resides.

a. Operating System Management Standard Services. SunGard shall provide Operating System Management Standard Services for the number of servers set forth in the Schedule. Operating System Management Standard Services includes Advanced Monitoring Services - Operating System (as defined herein) and as requested by Customer and in accordance with Customer’s written instructions: (i) the initial operating system build on the server, (ii) operating system patch maintenance and reporting; (iii) resolution of detected operating system failures; (iv) Hardware Installation Services (as defined herein); (v) Equipment Management Services (as defined herein); (vi) configuration of operating system level back-ups; and

(vii) tracking of physical inventory and installed patches for the servers/devices under contract with SunGard. In order for SunGard to provide Operating System Management Standard Services, Customer shall provide SunGard with ROOT or ADMIN security access.

b. Operating System Management Advanced Services. SunGard shall provide Operating System Management Advanced Services for the number of servers and partitions set forth in the Schedule. Operating System Management Advanced Services include: (i) the initial operating system build on the server; (ii) Advanced Monitoring Services - Operating System (as defined herein); (iii) operating system patch maintenance, if available from the vendor, and upon Customer request; (iv) resolution of detected operating system failures; (v) Hardware Installation Services (as defined herein); (vi) Equipment Management Services (as defined herein); (vii) operating system configuration changes upon Customer request; (viii) configuration of operating system level back-ups; (ix) tracking of physical inventory and installed patches for the managed servers; and (x) management of ROOT or ADM1N security access. Customer must provide SunGard with exclusive control of root security access to be eligible for the Service Level Commitment specified in Section J. In order for SunGard to provide Operating System Management Advanced Services, Customer shall provide SunGard with ROOT or ADMIN security access.

c. Operating System Management Enterprise Services. SunGard shall provide Operating System Management Enterprise Services for the number of enterprise class servers and partitions set forth in the Schedule. Enterprise class servers are servers that are configured with a SunGard-supported clustering technology and/or servers capable of running multiple OS instances on one hardware platform. OS instances are isolated from each other through logical (software/firmware) and/or physical (hardware) partitioning. Operating System Management Enterprise Services include: (i) Operating System Management Advanced Services; (ii) management of the separate partitions on the server; and (iii) management of SunGard-supported clustering technology as set forth in the Services Guide. In order for SunGard to provide Operating System Management Enterprise Services, Customer may be required to provide the appropriate management console (hardware and software) to manage the servers with logical and/or physical partitions.

5. Application Services. For all Services(s) listed in this Section, Customer shall place Customer-provided Equipment and Customer-provided Software under a valid maintenance contract with the original equipment/software manufacturer for 24x7x365 support with four (4) hour onsite response time. In the event that Customer elects to contract for an application license under SunGard’s Software Licensing Services (as defined herein), SunGard shall provide a valid maintenance contract for the application license with the original software manufacturer. If Customer elects to contract for maintenance services with a vendor other than the original software vendor, Customer is responsible for all issues arising as a result thereof and

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Confidential Treatment Requested

associated obligations. In order to be eligible for Application Services, Customer must contract for Operating System Management Advanced or Enterprise Services, Data Back-up Services (as defined herein) or Vaulting Services - Restoration Support Option (as defined herein), and provide a minimum of two (2) dedicated network interfaces per physical server for connectivity to SunGard’s back-up and management networks.

a. Managed Citrix Services®. SunGard shall provide Managed Citrix Services for the number of servers and instances set forth in the Schedule. Managed Citrix Services include: (i) the initial Citrix software installation and configuration on the server(s); (ii) installation, configuration and management of the database instance for the Citrix data store database instance (Customers with three (3) or more Citrix servers must contract for Managed Database Services; (iii) Citrix software patch maintenance and tracking including one (1) version upgrade per contract year, if available from the software vendor, and upon Customer request; (iv) resolution of detected Citrix software failures; (v) Citrix software configuration changes upon Customer request; and (vi) publishing of Citrix applications in accordance with Customer-defined configuration requirements.

b. Managed Database Services. SunGard shall provide Managed Database Services for the number of servers and instances set forth in the Schedule. Managed Database Services include: (i) Advanced Monitoring Services - Database (defined herein); (ii) the initial database build on the server; (iii) database software patch maintenance and tracking including one (1) version upgrade per contract year, if available from the database vendor, and upon Customer request; (iv) resolution of detected database failures; (v) table compaction or reorganization upon Customer request; (vi) database configuration changes upon Customer request; and (vii) management of database security access in accordance with Customer-provided written specifications. In addition to the specific Services defined above for Managed Database Services, if Customer also contracts with SunGard for Data Back-up Services, SunGard will define and implement database back-up and restore methodology.

c. Managed Exchange Services. SunGard shall provide Managed Exchange Services for the number of servers and instances set forth in the Schedule. Managed Exchange Services include: (i) Advanced Monitoring Services - Exchange (defined herein); (ii) the initial Exchange software installation and configuration on the server(s); (iii) SunGard’s exclusive control of related administrative/service security password and identifiers; (iv) Exchange software patch maintenance and tracking; (iv) resolution of detected Exchange software failures; and (v) Exchange software configuration changes in accordance with Customer’s written request.

d. Managed Oracle® E-Business Suite Services. SunGard shall provide Managed Oracle E-Business Suite (EBS) Services for the number of Oracle EBS application instances, application servers and/or Oracle modules set forth in the Schedule. Managed Oracle EBS Services include: (i) Oracle EBS software patch maintenance and tracking including one (1) version upgrade per contract year per Oracle EBS instance inclusive of version point releases, if available from the application vendor and upon Customer request; (ii) monitoring of application performance metrics, including system usage, capacity and consumption; (iii) resolution of detected application failures; (iv) management of Oracle print spool and queue; and (v) management of Oracle application security access in accordance with Customer-provided written specifications.

e. Managed SAP® Services. SunGard shall provide Managed SAP Services for the number of SAP system identifiers, SAP application servers and/or SAP landscapes set forth in the Schedule. Managed SAP Services include: (i) SAP software patch maintenance and tracking including one (i) version upgrade per contract year per SAP SID, if available from the application vendor and upon Customer request; (ii) monitoring of application performance metrics, including system usage, capacity and consumption; (iii) resolution of detected application failures; (iv) execution of SAP transports; (v) management of SAP print spool and queue; and (v) management of SAP application security access in accordance with Customer-provided written specifications.

f. Application Support - System Utility Services. SunGard shall provide Application Support - System Utility Services for the application(s) set forth in the Schedule. Application Support -System Utility Services include: (i) installation of releases, maintenance uplifts and patches upon Customer request; (ii) one (1) version upgrade per contract year, if available from utility software vendor and upon Customer request; (iii) resolution of detected utility software failures reported by Customer or detected by SunGard; (iv) utility software configuration changes upon Customer request; and (v) management of ROOT security access, if applicable to the utility. This Service is only available for servers under contract with SunGard for Server Services (as defined herein) and utility applications currently supported by SunGard as set forth in the Services Guide.

g. Software Licensing Services. SunGard shall provide Software Licensing Services for the number of Operating System(s) and/or Application software package(s) as set forth in the Schedule. Software Licensing Services for Operating System(s) are only available in conjunction with servers contracting for Server Services through SunGard. Application software is only available for applications managed by SunGard through the Application Services, as defined herein and on servers located in the SunGard Designated Facility. Software Licensing Services include: (1) monthly subscription of applicable Operating System instance and/or application software; (ii) associated software maintenance and technical support; and (iii) installation and configuration of software package. Customer acknowledges that: (i) SunGard retains sole ownership and title to the software license; and (ii) upon termination of applicable Server and/or Application Services, Customer must de-install and immediately discontinue all use of the applicable software licenses provided under Software Licensing Services.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

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C.	NETWORK SERVICES

1. Network services include those network services and Internet Access Services (as defined below) set forth in the Schedule and as described below (“Network Services”). Network Services are only available to a customer who has subscribed to other Service(s) under this Exhibit. The Network Services set forth in the Schedule shall be made available to Customer on an exclusive, 24-hour, 7-day per week basis (excluding downtime attributable to previously scheduled routine and preventative maintenance). All circuits will be connected between the entry point on the SunGard network, as designated and coordinated by SunGard (“Point of Presence”), and the Designated SunGard Facility set forth in the Schedule. If selected on a Schedule, SunGard shall provide connectivity between the Customer location set forth in the Schedule to the Point of Presence.

2. Internet access services provide Customer with access to the Internet from the Designated SunGard Facility set forth in the Schedule (“Internet Access Services”). The Internet is not owned, operated or managed by, or in any way affiliated with, SunGard or any of SunGard’s affiliates. The Internet is an international computer network of both Federal and non-Federal inter-operable packet switched data networks. SunGard cannot and does not guarantee that the Internet Access Services will provide Internet access that is sufficient to meet Customer’s needs. Customer agrees that its use of the Internet is solely at its own risk and is subject to all applicable local, state, national and international laws and regulations (“Applicable Laws”). Customer represents and warrants that it will comply with all Applicable Laws in its use of the Internet Access Services.

3. Customer hereby acknowledges receipt of SunGard’s Network Policies and agrees to comply with such Policies at all times while utilizing the Network Services. Customer acknowledges that SunGard may from time-to-time revise its Network Policies, which revisions will be communicated to Customer by posting on the Portal or via email notification. Customer also acknowledges that a breach of any of the Network Policies may result in the termination of the Network Services if any such breach is not cured within twenty-four (24) hours of SunGard’s written notice of such breach to Customer. SunGard shall have no liability to Customer for any restriction or termination of the Network Services pursuant to Customer’s violation of the Network Policies.

4. Network addresses assigned from a SunGard IP network block are non-portable. Network space allocated to Customer by SunGard must be returned to SunGard in the event Customer discontinues Internet Access Services as defined in this Exhibit for any reason, or upon expiration or cancellation of the Schedule.

5. Managed Internet Access Services. Managed Internet Access Services provide Customer with a dedicated IP connection of Committed Bandwidth Tier Level (as defined in the Schedule) as selected by Customer. Customer can contract to burst above the selected Committed Bandwidth Tier Level up to the Burstable Limit set forth in the Schedule (“Incremental Burstable Limit”), subject to available bandwidth on SunGard’s network. Customer’s selected Committed Bandwidth Tier Level as well as the associated Incremental Burstable Usage Fees are specified in the Schedule. Customer’s monthly billing is based on the Committed Bandwidth Tier Level and the actual level of sustained burstable usage (“Burstable Usage”). An Incremental Burstable Usage Fee will be charged for each Mbp(s) exceeding the contracted Committed Bandwidth Tier Level. All Incremental Burstable Usage Fees are invoiced monthly in arrears. Customer’s Burstable Usage level is determined by traffic samples taken every five (5) minutes over the course of a month. The traffic samples are ranked from highest to lowest with the top Eve-percent (5%) discarded to account for temporary traffic bursts. The level at which 95% of the samples fall, will be the Customer’s Burstable Usage for that month and will determine the Customer’s total Incremental Burstable Usage Fees. Burstable Usage will be determined based upon Customer’s utilization data as maintained by SunGard_ In addition, Managed Internet Access Services include domain name administration services for up to ten (10) primary and/or secondary Customer domain(s).

6. Cross Connect Services. SunGard shall provide technical support to assist Customer with the provisioning and installation of third party telecommunication circuits procured by Customer or SunGard. Cross Connect Services include: (i) assistance with provisioning third party circuits procured by Customer or SunGard; and (ii) port connections from SunGard’s network distribution center to the Equipment situated in the Space.

7. Dedicated Transport Services. SunGard shall provision third party telecommunications circuit(s) for Customer as set forth in the Schedule. Dedicated Transport Services include: (i) provisioning and installation of dedicated SunGard or third party circuit(s); and (ii) port connections from SunGard’s network distribution center to the Equipment situated in the Space.

8. Managed Customer Premises Equipment (CPE) Services. SunGard shall provide Managed CPE Services for the network termination equipment located at both the Customer premises and at the Designated SunGard Facility defined in the Schedule. Managed CPE Services include: (1) provisioning and installation of the network termination equipment, as required; (ii) provisioning of the third party telecommunications circuit(s); (iii) 7x24x365 monitoring/management of the router and circuit(s); (iv) performing a physical inventory of the router(s) and circuit(s) termination equipment situated at the Customer premises (such information will, be maintained in SunGard’s customer service system); (v) the coordination, as necessary, of vendor maintenance with respect to the circuit termination equipment; (vi) Advanced Monitoring Services - Device (as defined herein); and (vii) Equipment Management Services (as defined herein).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

9. Managed Load Balancing Services. SunGard shall provide Managed Load Balancing Services for the number of load balancer devices within a single Designated SunGard Facility as set forth in the Schedule. Managed Load Balancing Services include: (i) Equipment Management Services (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) load balancer policy configuration upon Customer request; (iv) resolution of load balancer problems; and (v) Hardware Installation Services (as defined herein).

10. Geographic Load Balancing Services. SunGard shall provide Geographic Load Balancing Services for the number of load balancer devices situated across multiple Designated SunGard Facilities as set forth in the Schedule. Geographic Load Balancing Services include: (1) Equipment Management (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) load balancer policy configuration upon Customer request; (iv) resolution of load balance( problems; and (v) Hardware Installation Services as defined herein.

11. LAN Services. SunGard shall provide LAN Services for the number of LAN devices within a single Designated SunGard Facility as set forth in the Schedule. LAN Services include: (i) Equipment Management Services (as defined herein); (ii) Advanced Monitoring Services - Device (as defined herein); (iii) LAN device configuration upon Customer request; (iv) resolution of LAN device problems; and (v) Hardware Installation Services as defined herein.

D.	STORAGE SERVICES

1. SAN Services. SunGard shall provide storage area network services (“SAN Services”) for the amount of storage in gigabytes (“GB”) or terabytes (“TB”) and in association with the specific servers (target servers) set forth in the Schedule. SAN Services include: (i) initial installation of connectivity between the storage device and target server(s) each located at the Designated SunGard Facility; (ii) initial allocation and configuration of storage units to target servers in accordance with the SunGard-supplied and Customer completed design requirements form; and (iii) problem resolution related to storage connectivity and storage device. If Customer has contracted for Server Services (as defined herein) for the target servers, then SAN Services shall also include: (i) the initial installation and configuration of path management software, if applicable; (ii) installation of storage management software and related device driver software on the target servers; (iii) application of maintenance changes; and (iv) problem resolution of path management software, storage management software and related device driver software. Alteration of the storage allocations, the number of connections, the number of target servers, or hardware and software replacements, will require a modification or upgrade to the affected Schedule prior to any of these additional services being rendered by SunGard. SAN Services do not include installation or support for volume management or volume replication software.

a. Shared SAN Services. If SAN Services are provided through the SunGard shared SAN, the Services include: (i) monitoring and maintenance of SAN performance and capacity utilization; (ii) SAN capacity upgrades; and (iii) maintenance services for the storage device. Shared SAN Services products are referenced in the Schedule as Shared Primary Disk RAID protected as set forth in the Schedule. In order for SunGard to provide Shared SAN Services, Customer must provide server(s) that each contain two (2) SunGard supported Host Bus Adapters, as specified in the Services Guide.

b. Dedicated SAN Services. If SAN Services are provided through dedicated and/or Customer-provided storage devices, the Services shall include Equipment Management Services (as defined herein) for the associated storage devices. Customer acknowledges that the specifications for the design of the SAN must include IP network connectivity to the hardware, software and network components of the SAN in order for SunGard to provide Equipment Management Services to Customer through SunGard’s management network. In order for SunGard to provide Dedicated SAN Services for Customer-provided storage devices, Customer must (i) provide SunGard with the appropriate system access and management console (hardware and software) to manage the storage devices; and (ii) contract with the original Equipment manufacturer for the installation and configuration of the storage devices.

Dedicated SAN Services are only available for SunGard supported storage and network devices, servers, and adapters, as specified in the Services Guide, are utilized in the solution. SAN Services do not include installation or support for volume management or volume replication software.

2. Data Back-up Services.

a. Standard Data Back-up Services. SunGard shall provide Standard Data Back-up Services for the amount of storage in association with the specific servers (at least one back-up agent is required for each target server) as set forth in the Schedule. Standard Data Back-up Services include: (i) initial connectivity between back-up network and target servers; (ii) installation of back-up agent software on target servers; (iii) configuration of daily back-up schedules in accordance with Customer design requirements form; (iv) execution of daily back-up schedules; (v) retention of file system data and/or daily database data as set forth in the Schedule; (vi) weekly off-site rotation of media; (vii) file restore from media upon Customer request; and (viii) modification(s) to the back-up schedule upon Customer request. This Service does not include the definition or the implementation of any back-up and/or restoration methodology to be utilized for the database(s).

b. Advanced Data Back-up Services. SunGard shall provide Advanced Data Back-up Services for the amount of storage and in association with the specific servers (at least one back-up agent is required for each target server) as set forth in the Schedule. Advanced Data Back-up Services include: (i) initial

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

connectivity between back-up network and target servers; (ii) installation of back-up agent software on target servers; (iii) configuration of daily back-up schedules in accordance with Customer design requirements form; (iv) execution of daily back-up schedules; (v) retention of file system data and/or daily database data (one on-site and one off-site) as set forth in the Schedule; (vi) daily off-site rotation of media; (vii) file restore from media upon Customer request; and (viii) modifications to the back-up schedule upon Customer request. This Service does not include the definition or the implementation of any back-up and/or restoration methodology to be utilized for the database(s).

c. General Provisions Applicable to Data Back-up Services. SunGard will use commercially reasonable efforts to schedule back-ups within the Customer identified back-up window(s). SunGard cannot guarantee that back-up schedule(s) will be completed within Customer’s requested back-up window(s) as back-up times are dependent on the number of files and the quantity of data to transfer. If back-up schedules cannot be completed during Customer’s requested back-up window, a customized solution may be required. A customized solution will require a modification to the Schedule and a detailed statement of work identifying any additional hardware, software and service requirements. Customer must provide a minimum of two (2) dedicated network interfaces per target server for connectivity to the back-up and SunGard management networks. Customer agrees to provide SunGard with administrative access to all target servers requiting Data Back-up Services to facilitate issue and/or problem resolution.

The Schedule will define Customer’s committed storage amount in GB or tapes and the additional charge to be assessed for each GB or tape used by Customer in excess of the contracted committed storage GB capacity or tape quantity.

The off-site storage location will be in a locked-down environment limited to password and badge access.

d. Special Terms Applicable to Data Back-up Services for OS/400 Operating System. Customer agrees to provide SunGard with: (i) a dedicated tape drive or tape library capable of performing a daily or full back-up within Customer’s requested back-up window; and (ii) the software (which is supported by SunGard) to perform the back-up function. Customer agrees to maintain a valid maintenance contract with the original equipment/software manufacturer for 24x7x365 support with four (4) hour onsite response time in order to be eligible for Data Back-up Services for OS/400 operating system(s). In the event that Customer elects to contract for maintenance services with a vendor other than the original equipment/software manufacturer, Customer is responsible for resolution of all issues arising as a result thereof and associated obligations.

3. Vaulting Services.

a. General, Provisions Applicable to Vaulting Services. Vaulting Services provide for access to centralized off-site automated disk-to-disk back-up data protection and restoration capability at the Designated SunGard Facility specified in the Schedule (“Vaulting Services”). Physical access to servers in the Designated SunGard Facility where the Vaulting Services are provided shall be in a secure environment requiring badge access and shall be limited to SunGard employees and contractors, SunGard shall provide Customer with Vaulting Services for the amount of committed storage set forth in the Schedule in GB or TB. Customer is responsible for (i) securing and maintaining telecommunication services or contracting with SunGard for Network Services to facilitate the connectivity between the source location and the Designated SunGard Facility; (ii) any communication costs associated with the connection between source and the Designated SunGard Facility; and (iii) payment of any excess usage charges for prior month(s). Customer acknowledges that there will be an additional charge assessed for the Vaulting Services for each GB or TB used by Customer in excess of the storage capacity specified in the Schedule based on the excess usage fee charge set forth in the Schedule. Additional installation fees and any other ancillary service fees are billed on a one time basis and are due in accordance with the terms of the Master Agreement.

To facilitate the transfer or restoration of large amounts of Customer’s data transmitted to the Designated SunGard Facility rather than using a network based connection, a removable disk-based storage device option can be requested from SunGard. Customer’s data will be copied onto the removable storage device and the device will be shipped to the Customer specified address. Daily rental fees will be charged by SunGard for Customer’s use of the device. The removable disk-based device can also be purchased from SunGard. Customer is responsible for all costs related to the shipping of the storage device(s) and risk of loss of the storage device(s) passes to Customer upon shipment from the SunGard location. If Customer elects this option for data retrieval, Customer must identify the size of the storage device and the appropriate interface type, either Universal Serial Bus (USB) or Firewire.

Unless otherwise set forth in the Schedule, Customer is responsible for: (i) the execution of regular back-ups using the Customer selected and SunGard supported vaulting software and to report any errors in executing such back-ups promptly via the portal; and (ii) completing a successful back-up. If Customer cannot demonstrate that a successful back-up was completed, SunGard will, as an accommodation to Customer, use reasonable efforts to assist Customer in restoration activities, if requested.

b. Restoration Support Option. If contracted for by Customer on the Schedule, SunGard shall provide Vaulting Services - Restoration Support Option as an additional service to the Vaulting Services (defined herein) for the number of servers or partitions set forth in the Schedule. Vaulting Services - Restoration Support Option includes: (i) installation of vaulting software on target servers; (ii) configuration of daily back-up and retention schedules in accordance with Customer design requirements form; (iii) execution of daily back-up schedules; (iv) file restore upon Customer request. If Customer subscribes

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Confidential Treatment Requested

to Application Services (as defined herein), SunGard will also define and implement Application back-up and restore methodology as part of the Application Services. If Customer does not contract with SunGard for Application .Services (as defined herein) then Customer is responsible for the back-up and restoration methodology to be utilized for application(s). In order to be eligible for Vaulting Services - Restoration Support Option, Customer must contract for Vaulting Services (defined herein), Server Services (defined herein) and Restoration Services for Managed IT Services (as defined in the Exhibit for Restoration Services), where SunGard is responsible for the restoration of the servers based on the contracted-for Services.

c. SunGard-Provided Third Party Software. Customer acknowledges that SunGard’s delivery of the Vaulting Service involves a SunGard-contracted third party vendor, and with respect to the limitation of liability and Customer indemnification obligations contained in the Master Agreement, SunGard’s third party vendor shall be deemed “SunGard”. As part of delivering the Vaulting Services, Customer shall install and/or configure SunGard-provided third party vendor software (“Third Party Software”) on Customer’s Equipment subject to the terms and conditions contained in the Third Party Software vendor’s license agreement (“Click-wrap Terms”). Customer shall be directly liable to the Third Party Software vendor for breach of any of the terms or conditions of the Click-wrap Terms. SunGard may perform such installation or configuration on behalf of Customer, and in such event, (a) Customer shall be deemed for all purposes to have taken such actions and agreed to the Click-wrap Terms, and (b) Customer shall be directly liable to the Third Party Software vendor for any breach of Click-wrap Terms. All rights not specifically granted to Customer herein are expressly reserved for the Third Party Software vendor. The Third Party Software and all intellectual property rights therein are the exclusive property of SunGard’s third party vendor.

Upon termination or expiration of the Vaulting Services for any reason, all license rights in Third Party Software, as defined herein, will immediately terminate and Customer must: (i) discontinue all use of the Third Party Software; (ii) erase all copies of the Third Party Software from Customer’s Equipment; and (iii) return any Third Party Software media, manuals or access keys to SunGard within 30 days or certify in writing to SunGard that it has fully complied with these requirements.

E.	REPLICATION SERVICES

1. Server Replication Services. SunGard shall provide Server Replication Services for the number of server(s) set forth in the Schedule. Server Replication Services include: (i) the initial installation and set-up of replication software on the target and source server(s); (ii) monitoring and problem resolution with regard to the replication between source and target server(s); (iii) Hardware Installation Services (as defined herein) for the source and/or target server(s) situated in the Designated SunGard Facility; (iv) monitoring of failover readiness; (v) management of the Server Replication Services Failover Process (as defined below); (vi) implementation of software changes and patches on the source and target server(s) when available from the replication agent vendor(s); (vii) reasonable telephone access during SunGard’s standard business hours and escalation to the vendor when appropriate; (viii) reasonable telephone support during SunGard’s standard business hours for software failures detected by Customer on the source and/or target server(s) at Customer’s Facility; (ix) monitoring of all established software sessions between source and target server(s); and (x) notification to Customer when error conditions occur or pre-established limits are exceeded. SunGard will notify the Customer of any error conditions in accordance with the agreed upon procedures. All error conditions will be logged and tracked by SunGard. In order for SunGard to provide Server Replication Services, Customer must: (i) provide SunGard with Internet and/or IP access to source and/o target server(s) situated at Customer’s facility(ies); and (ii) provide SunGard with ROOT or ADMIN security access to source and target server(s). In order to facilitate the replication, Customer must contract with SunGard for or provide IP network connectivity between the source and target server(s). In addition, if Customer requires installation of the replication software on servers in a test environment prior to the implementation of the Services to Customer’s primary source and target servers(s), there will be an additional one-time fee as set forth in the Schedule, and a statement of work will be attached to the Schedule which will detail the specific deliverables.

2. Server Replication Services Failover Process. During initial installation and set-up, a management agent will be installed on the source and target servers that are replicating data. These agents monitor the status of the servers by tracking network requests an responses exchanged between sets of servers. When a server misses a user-defined number of requests, the management agent assume the server has failed, and initiates a request to failover. A failover event will not be initiated until approved by an authorized Customer representative. During a failover event, the target server may assume the IP address, DNS identity, or both of the failed source server. Applications are initiated and processing resumes on the target serve based upon scripts developed during initial setup. Once the failed source server has been restored operationally, replication will then be initiated between the target and source server. After the data on the source server has been resynchronized with the target server, return failover can be initiated between the target and source servers, and normal operations resumed. Customer may test failover functionality once per calendar quarter on a non-cumulative basis. Each failover test can utilize Customer’s full configuration or a subset thereof.

F.	SECURITY SERVICES.

1. Managed Firewall & VPN Services. SunGard shall provide Managed Firewall Services for the number of firewalls set forth in the Schedule and five (5) Virtual Private Network (VPN) tunnels for each firewall, Managed Firewall & VPN Services include: (i) Equipment Management Services (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) firewall configuration based on Customer’s written

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

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specifications; (iv) resolution of firewall problems; (v) Hardware Installation Services (as defined herein); (vi) LAN Services (as defined herein) for a SunGard-provided production switch; and (vii) firewall log reports available to Customer at the Portal and are retained for 90 days. If Customer subscribes to dual firewalls per device (Le. router, server etc.), SunGard shall provide dual firewall devices configured to provide redundancy should one of the firewalls fail to operate.

2. Managed Intrusion Protection Services.

a. Managed Intrusion Detection Services (IDS). SunGard shall provide IDS as set forth in the Schedule as Network IDS and/or Host IDS. For Network IDS, the Services are provided for the number of IDS appliances and network segments as set forth in the Schedule. If multiple network segments are to be monitored, the network architecture must support VLAN tagging or one Ethernet interface per network segment being monitored. For Host IDS, the Services are provided for the number of servers as set forth in the Schedule. IDS includes: (i) Hardware Installation Services (as defined herein); (ii) installation and configuration of IDS software; (iii) configuration of IDS rules; (iv) resolution of IDS configuration problems; (v) signature file, appliance and management; (vi) 24x7x365 intrusion monitoring and notification to Customer of detected alerts based upon manufacturer or Customer approved settings; and (vii) intrusion reports available to Customer at the Portal and retained for 90 days.

b. Managed Intrusion Prevention Services (IPS). SunGard shall provide IPS as Network IPS and/or Host IPS for the number of appliances or servers set forth in the Schedule. IPS includes: (i) Hardware Installation Services (as defined herein; (ii) installation and configuration of IPS software; (iii) network traffic monitoring 24x7x365; (iv) detection of attempted intrusions and server misuse consisting of traffic abnormalities and/or pre-defined known attack signatures; (v) a monthly report of IPS incidents; and (vi) configuration of IPS rules. For in-line IPS solutions where the network traffic passes directly through the appliance, the appliance will be configured to monitor and automatically filter attacks based on a predefined list of threats and vulnerabilities. Customer understands and acknowledges that the device(s) utilized to provide the IPS make decisions to drop packets based upon Customer’s selected criteria and that a packet may generate a “false positive” and be dropped, possibly disrupting valid network activity.

3. Managed Vulnerability Protection Services. SunGard shall provide Managed Vulnerability Protection Services for the number of IP addresses set forth in the Schedule. Managed Vulnerability Protection Services are delivered over the Internet to scrutinize Customer’s Internet facing devices for security vulnerabilities. Managed Vulnerability Protection Services: (i) identify visible perimeter and/or network devices and map underlying Customer network devices that are accessible from the Internet and provide information about each device; (ii) characterize devices as access gateways, routers, or other types of equipment, by machine type and operating system; (iii) provide information, such as machine names, and where possible, identifying information about private networks and intranets; and (iv) identify common TCP/IP services, such as HTTP servers, SMTP servers, and telnet or SSH servers. Scans can be conducted either monthly or quarterly (as set forth in the Schedule) on a date that is mutually agreed to between the parties. Customer will be provided with a report which includes a summary of the security of the network devices, including summary information about the scan, general network information, specific host information, a list of detected vulnerabilities and an executive overview that provides a global view of the security level of all networks and IP addresses.

4. Identity & Access Management Services. SunGard shall provide Identity & Access Management Services as set forth in the Schedule.

a. Managed Digital Certificate Services shall include digital certificates assigned and managed by SunGard for Customer authentication.

b. Managed Access Services shall include adds, changes, and deletions of Customer user identification and passwords, and may include two-factor authentication.

c. Managed Client VPN Services shall include clientless, remote access to Customer systems, networks, and/or applications, and may include two-factor authentication.

d. Malicious Traffic Management Services shall provide anti-virus, malicious code scanning and content filtering for web, email, and ftp traffic:

e. Managed Content Filtering Services shall provide content and malicious site filtering.

f. Managed Two-Factor Authentication Services shall include token authentication for access control.

Managed Firewall & VPN Services, Managed Intrusion Protection Services, Managed Vulnerability Protection Services and Identity & Access Management Services may be provided, in whole or in part, by a SunGard designated third party contractor. For certain third party-provided Services, reports may be provided through the third party in lieu of through the Portal and such reports may be retained for periods other than 90 days.

G.	MONITORING SERVICES

Monitoring Services include: (i) the implementation by SunGard of monitoring rules provided by Customer for the requested device(s), database(s), operating system(s) or website(s); (ii) 24x 7x365 monitoring of alerts generated by the monitoring system; and (iii) notification to Customer of monitoring alerts that may include a service impacting event (as defined in the Services

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Guide). Monitoring Services are provided within a measurement period (“Polling Period”) whereby the monitoring system detects resource availability and resource utilization. There may be occasions when monitored resources reset completely within the Polling Period and therefore may not be monitored during such reset period. In the event there is more than one instance or partition of an operating system or application running on a monitored device or server, then the SunGard monitoring “unit” is per instance instead of per device or server.

1. Standard Monitoring Services. SunGard shall provide Standard Monitoring Services for the number of devices and servers set forth in the Schedule. Standard Monitoring Services include the detection of the failure of a device(s) and/or server(s) to respond. The frequency of the polling of devices and/or server(s) will be every five (5) minutes. Standard Monitoring Services also include a TCP/UDP port monitor, as applicable, to verify that a connection can be made to the network port.

2. Advanced Monitoring Services - Database. SunGard shall provide Advanced Monitoring Services - Database for the number of servers and the number of databases set forth in the Schedule. Advanced Monitoring Services - Database include: (i) the provision and installation of a monitoring agent; and (ii) the monitoring of table-space utilization, related logs and file systems. The frequency of polling will be every five (5) minutes.

3. Advanced Monitoring Services - Operating System. SunGard shall provide Advanced Monitoring Services - Operating System for the number of servers and the number of operating system partitions set forth in the Schedule. Advanced Monitoring Services - Operating System include: (1) the provision and installation of a monitoring agent; (ii) the monitoring of CPU, memory, and system disk utilization; and (iii) the monitoring of IP port availability. The frequency of polling will be every five (5) minutes.

4. Advanced Monitoring Services - Web. SunGard shall provide Advanced Monitoring Services - Web for the number of instances of Customer’s software set forth on every server (“Customer Instances”). Advanced Monitoring Services - Web include: (i) provisioning and installation of a monitoring agent (ii) monitoring of Customer specified web server specific services or processes (i.e. DLLhost, InetInfo, and www service); (iii) system level web server logs; (iv) web server performance metrics, such as users and connections; and (v) the detection of HTTP error codes as described in the Services Guide and URL failure to respond to an HTTP GET request within a specified threshold. The frequency of the polling of URLs will be every five (5) minutes.

5. Advanced Monitoring Services - Device. SunGard shall provide Advanced Monitoring Services - Device for the number of devices set forth in the Schedule. Advanced Monitoring Services -Device include: (i) the monitoring of device CPU, memory, physical hardware and environmental components (i.e. temperature, voltage, power supply failure, fan failure); and (ii) Wide Area Network interface utilization, as applicable. The frequency of the polling will be every five (5) minutes.

6. Advanced Monitoring Services - Exchange. SunGard shall provide Advanced Monitoring Services - Exchange for the number of servers set forth in the Schedule. Advanced Monitoring Services - Exchange include: (i) the provision and installation of a monitoring agent; and (ii) the monitoring of Exchange availability, critical errors, mail store utilization, and related logs. The frequency of polling will be every five (5) minutes.

7. Web Transaction Monitoring Services. SunGard shall provide Web Transaction Monitoring Services for every Customer instance Web Transaction Monitoring Services include: (i) the development of a specific URL sequence as a synthetic user; and (ii) the detection of transaction failures as developed. Transactions may include up to five (5) discrete steps. The polling frequency of the actual transaction(s) will be determined during transaction development Customer agrees to provide a technical contact to assist SunGard in the development of each transaction.

H.	PROBLEM RESOLUTION

1. Detection, Notification and Diagnosis. As further described in the Service Guide, within fifteen (15) minutes of SunGard’s first determination that there has been a Service impacting event, SunGard will notify Customer of the problem (unless SunGard was first notified by Customer). If the service impacting event is associated with a device(s) for which Customer has contracted with SunGard for Equipment Management Services, then SunGard shall immediately engage then-available technical support to assist in problem diagnosis. If the appropriate technical support resource has not been assigned to problem analysis within fifteen (15) minutes of problem determination, escalation to the next level of Technical Services Management (as defined in the Services Guide) occurs, culminating with escalation of the problem to the Vice President of Operations at the Designated SunGard Facility in accordance with SunGard’s standard operational procedures.

2. Resolution of Service Impacting Event. As necessary, following the detection and notification to Customer of a Service impacting event associated with a device for which Customer has contracted with SunGard for Equipment Management Services, if the problem has resulted in a Service outage, SunGard will continue to escalate the problem internally until the Service is restored. If the Service is not restored within thirty (30) minutes of determination, escalation to the Technical Services Manager and Customer Service occurs. If the Service is not then restored within sixty (60) minutes, escalation to the Technical Services Director occurs. If the Service is not then restored within ninety (90) minutes, escalation to Vice President of Operations occurs. SunGard shall provide continuous support to Customer in accordance with the terms of the Master Agreement for problem resolution until the Service has been restored. As necessary, SunGard shall coordinate with the applicable maintenance vendor to facilitate resolution of the issue.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

I. EXPIRATION/CANCELLATION OF SCHEDULE AND TRANSITION SERVICES

1. Upon expiration/cancellation of a Schedule to this Exhibit for any reason other than due to an uncured material breach by Customer, and provided Customer is not in default of its payment obligations under the applicable Schedule, SunGard shall provide Customer with reasonable transition services and information and documentation that reasonably may be needed by Customer in connection with the orderly and expeditious transition of the Services (“Transition Services”). The Transition Services shall be provided for a period of up to one hundred twenty (120) days, provided Customer continues to make timely payments of the Monthly Fees attributable to all Schedules to the Master Agreement

2. Upon the expiration/cancellation of a Schedule to this Exhibit for any reason SunGard shall delete all Customer data residing on SunGard-provided Equipment

J.	SERVICE LEVEL COMMITMENTS

The following subsections define the criteria for the Services and the compensation in the form of credit(s) for which Customer is eligible in the event that the defined criteria was not met for the Service.

1. Internet Access Availability.

•

Guarantee - During any [***], the Internet protocol network utilized to access the Internet from the Designated SunGard Facility will have availability of [***] for Customer to transmit to, and receive information from, the Internet.

•

Definition - “Internet availability” is defined as the ability to route a data packet from Customer’s environment located within a Cabinet or Suite in the Space, to the egress point to the public Internet.

•

Measurement - SunGard will measure availability of the SunGard Internet protocol network by computing the total number of successful performance measurements between agents as a percentage of the total number of attempts between agents. “Agents” are defined as passive devices that are located in every SunGard hosting facility. Network error conditions are considered “failed attempts”. Measurements will be posted to the Portal.

•

Remedy - If SunGard fails to provide Internet access in accordance with the Guarantee, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on the percentage of time during such month that Internet availability did not meet the required percentage set forth above according to the following chart:

Internet Availability Percentage	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additionally, if Internet Availability percentage is [***] for [***] or for any [***] during any [***] period, then [***]. In the event that, the greater of [***] Customer Schedules or ii) [***] of Customer’s Schedules, Internet Availability percentage is [***] for [***] or for any [***] during any [***] period, then [***]. In each case, [***] following the determination that the [***] was not met.

2. Latency.

•	Guarantee - The average round trip latency between any two agents within SunGard’s Internet protocol network will not exceed [***] in [***] during any [***].

•

Definition - Latency is defined as the round trip time it takes for a data packet to travel between two agents within SunGard’s Internet protocol network. “Agents” are defined as passive devices that are located in every SunGard hosting facility. Each Agent is placed on that hosting facility’s network infrastructure to take measurements across the SunGard Internet protocol network.

•

Measurement - SunGard will measure latency by averaging sample measurements taken during the prior calendar month between agents on SunGard’s Internet protocol network. SunGard records the packet measurement based on the time in milliseconds that it takes 10 send a data packet and to receive the acknowledgement of that data packet. Measurements will be posted to the Portal.

•

Remedy - If SunGard’s average [***] latency is [***], then Customer is entitled to [***] for the applicable Schedule for the [***] in which SunGard failed to meet the average trip Latency Guarantee. Additionally, if average latency is [***] for [***] or for [***] during any [***] period, then [***]. In the event that, the [***] or ii) [***] of Customer’s Schedules, average latency is greater than [***] for [***] or for any [***] during any [***] period, then

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Customer may also [***]. In each case, [***] following the determination that the [***] threshold was not met.

3. Packet Delivery.

•	Guarantee - A [***] of [***] for packet delivery through SunGard’s Internet protocol network.

•	Definition - “Unsuccessful delivery” is defined as packets dropped due to transmission errors or router overload before exiting the SunGard Internet protocol network.

•

Measurement - SunGard shall measure packet loss by the number of re-transmitted data packet requests. All data packet retransmits are assumed to be due to a lost packet. Daily measurements will be summed and then divided by thirty (30) to calculate a monthly average. Measurements will be posted to the Portal.

•

Remedy - If SunGard’s average successful monthly packet delivery is [***], then Customer is entitled to [***] as set forth on the applicable Schedule, such [***] to be based on the [***] according to the following chart:

Success Rate Percentage	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4. Power.

•	Guarantee - [***] in the Designated SunGard Facility.

•

Definition - Provision of uninterrupted power to the Designated SunGard Facility infrastructure and to the Equipment located within the Designated SunGard Facility based upon the capacity specified in the Schedule. Only Customers who contract for a 13-Side Circuit and have Customer-provided Equipment that supports multiple redundant power feeds or who have integrated a static switch to provide redundancy to a single fed piece of Customer-provided Equipment qualify for the Guarantee. The Service Level Commitment is not available to Customers who have contracted for only A-Side Power Circuit(s) (without a B-Side Circuit(s)) or if Customer’s total utilization of an A & B Side pair exceeds 80% of the capacity of one of the circuits in the pair.

•	Measurement - Power availability is measured as the unscheduled time that the SunGard-provided dual power feeds were simultaneously unavailable.

•

Remedy - If power is unavailable as a result of SunGard’s actions or inactions, such that Customer’s Services are interrupted, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on actual power availability according to the following chart:

Power Availability Service Credit
Percentage	(% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additionally, if power availability percentage is [***] for [***] or for any [***] during any [***] period, then Customer may also [***]. In the event that, the [***] or ii) [***], power availability percentage is [***] for [***] or for any [***] during any [***] period, then Customer may also [***]. In each case, Customer’s [***] following the determination that the [***].

5. System Availability.

•

Guarantee - The [***] for which Customer has contracted with SunGard for [***] or [***] shall be operational and available to Customer [***] of the time during the Agreed Term of the Schedule (“System Availability”), if the server(s) are configured with [***]. As used herein, [***] is defined to mean the [***] and does not include the [***]. Additionally, in the event Customer [***], SunGard and Customer shall work together to [***].

•

Measurement - System Availability will be measured utilizing internal monitoring software to measure the availability of Customer’s System. The System shall be deemed available if the System is responsive to standard ICMP or SNMP requests.

•

Remedy - If SunGard fails to provide System Availability in accordance with the Guarantee, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on the percentage of time during such month that System Availability did not meet the required percentage set forth above according to the following chart:

Internet Availability Service Credit
Percentage	(% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

Additionally, if System Availability percentage is [***] for [***] or for any [***], then Customer may also [***]. In the event that, the [***] or ii) [***], if System Availability percentage is [***] for [***] or for any [***] during any [***], then Customer may also [***]. In each case, [***] following the determination that the [***].

6. Network Hardware Availability.

•

Guarantee - [***] which are provided by SunGard to facilitate [***], or [***] which are configured in [***], shall be operational and available to Customer [***] of the time during the Agreed Term of the Schedule. Notwithstanding the foregoing, for all [***] provided by SunGard in which the [***] is configured in [***], SunGard commits that [***] during the Agreed Term of the Schedule.

•	Measurement - SunGard shall monitor the network hardware and the network devices shall be polled every five (5) minutes via a standard ICMP or SNMP poll.

•

Remedy - If SunGard fails to provide Network Hardware Availability in accordance with the Guarantee, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on the percentage of time during such month that Network Hardware did not meet the required percentage set forth above according to the following chart:

Internet Availability Percentage (Redundant)	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Internet Availability Percentage (Non- Redundant)	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additionally, solely with respect to [***], if [***] is less than [***] for [***] or for [***] during any [***], then Customer may also [***]. In the event that, the [***] or ii) [***] or for any [***] during any [***] period, then Customer may also [***]. In each case, [***].

7. Managed Oracle EBS Services and Managed SAP Services Application Availability.

•

Guarantee - During any [***], the Oracle EBS or SAP Application covered by the Managed Oracle EBS or SAP Services running on Customer’s Production Servers, as defined below, will be available to Customer for use [***] (“Application Availability”).

•

Definition - “Production Server(s)” are defined as those servers located in the Space in the Designated SunGard Facility under contract for Managed Oracle EBS or SAP Services that are used by Customer in Customer’s enterprise IT environment. Production Servers do not include servers where application test, quality assurance or development operations are performed.

•	Measurement - SunGard will measure availability of the SunGard managed SAP or Oracle EBS Application by the application’s ability to process user transactions and associated programmatic processes.

•

Remedy - If SunGard fails to provide Application Availability in accordance with the Guarantee, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on the percentage of time during such month that Application availability did not meet the required percentage set forth above according to the following chart:

Internet Availability Percentage	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additionally, if Application Availability percentage is [***] for [***] or for any [***] during any [***], then Customer may also [***]. In the event that, the greater of [***] or ii) [***] or for any [***] during any [***] period, then Customer may also [***]. In each case, [***].

8. Full Infrastructure Management Availability.

•	Guarantee - [***], managed by SunGard in [***] shall be operational and available for use by Customer [***] of the time during the Agreed Term of the Schedule (“Infrastructure Availability”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

•	Measurement - SunGard shall monitor all Equipment and polling shall occur every five (5) minutes via a standard ICMP or SNMP poll.

•

Remedy - If SunGard fails to provide Infrastructure Availability in accordance with the Guarantee, then Customer is entitled to a credit equal to a percentage of the Monthly Fee applicable for such month as set forth on the applicable Schedule, such percentage to be based on the percentage of time during such month that infrastructure availability did not meet the required percentage set forth above according to the following chart:

Internet Availability Percentage	Service Credit (% of Monthly Fee)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Additionally, if Infrastructure Availability percentage is [***] for [***] or for any [***] during any [***] period, then Customer may also [***]. In the event that, the greater of [***] or ii) [***] for [***] or for any [***], then Customer may also [***]. In each case, [***].

9. Notification.

•

Guarantee - As further described in the Services Guide, SunGard shall notify Customer, in the manner as set forth herein and in SunGard’s Services Guide within fifteen (15) minutes after SunGard has determined that Customer’s Equipment/Services are unavailable.

•	Remedy - SunGard shall [***] for the applicable Schedule for each [***]. In the event that Customer notifies SunGard regarding unavailability of Equipment/Services, [***].

10. Security Services Log Retention.

•

Guarantee - [***] shall [***], in the manner as set forth herein and in SunGard’s Services Guide, for [***] after the date of their creation, and will make those [***] files available to Customer upon Customer’s request.

•	Remedy - SunGard shall [***] for the applicable Service for [***] during the contract term in which SunGard fails to meet the [***].

11. Security Alert.

•	Guarantee - As further described in [***], SunGard shall [***].

•	Remedy - SunGard shall [***] Customer [***] for the applicable Service for [***] in which SunGard fails to meet the Security Alert Guarantee.

12. Remedies General.

If SunGard fails to meet a defined Service Level during the Agreed Term of the Schedule, [***], Customer shall be entitled to receive [***]. In no event shall [***] associated with any given event exceed [***] for the affected Schedule(s). The root Service that fails will be the [***]. Failure to meet [***] shall entitle Customer [***]. In no event will the [***] exceed Customer’s [***] for the applicable Schedule.

SunGard shall not be responsible for the failure to meet a Service Level to the extent that the failure is caused by: (a) [***]; (b) [***]; (c) [***]; or (d) [***]. Further, any [***] shall not be included in calculating any Guarantee has been met. In addition, the Guarantees do not include any downtime as a result of (a) [***]; (b) [***]; (c) [***]; (d) [***]; or (e) [***].

13. Software Failure. Customer acknowledges that SunGard is not the developer of any of the Software product(s) used to provide the Services hereunder. In the event of a Software Failure, if in the reasonable discretion of SunGard and Customer, such Software Failure cannot be cured and it at the time of such failure no other functionally equivalent Software compatible with the Equipment is commercially available, Customer shall have the right to immediately terminate the applicable Schedule without penalty to either party. SunGard shall not be liable to Customer or any third party for any damages with respect to such termination.

14. Use of Subcontractors. As of the Effective Date of the Master Agreement, SunGard represents that the following Managed Services do not involve any direct SunGard third party contractors:

a.	OS Management

b.	RedHat enterprise Linux ES Software Licensing

c.	Windows Standard Edition Server Processor Software Licensing

d.	Managed internet access

e.	Managed switch es

f.	Managed load balancers

g.	Managed firewalls

h.	Managed intrusion detection

Notwithstanding the foregoing representation, Customer acknowledges that such Services involve third party hardware and software. The above representation is valid solely as of the Effective Date of the Master Agreement and, in the event that Customer elects to enter Schedules for Managed Services subsequent to the Master Agreement Effective Date, Customer may request and SunGard shall provide updated representations each as required under Section 4(h) of the Master Agreement.

All trademarks and registered trademarks are the property of their respective owners.

MIT0108

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

EXHIBIT A TO THE

MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES

DATED January 1, 2009

Protected Health Information. Customer may be subject to, and is considered a “Covered Entity” under, the provisions of the privacy regulations, 45 CFR Part 160 and Part 164, Subparts A and E (the “Privacy Regulations”) and the security regulations, 45 CFR Part 160, Part 162 and Part 164, (the “Security Regulations”) under the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. § 1171, et seq. (“HIPAA”). From time to time, in the course of providing services to Customer under the Master Agreement, SunGard may receive from Customer or its customers certain information relating to an individual’s physical or mental health that may constitute “protected health information” as defined in the Privacy Regulations. Such protected health information received by SunGard from Customer, its customers or on Customer’s or its customers’ behalf (“PHI”) shall be subject to the following:

1.	Restriction on Use and Disclosure of PHI; Access to PHI.

a.	SunGard agrees to not use or disclose PHI other than as permitted or required by this Master Agreement or as “Required By Law” (as defined in the Privacy Regulations).

b.	SunGard agrees to use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Master Agreement.

c.	SunGard agrees to mitigate, to the extent practicable, any harmful effect that is known to SunGard of a use or disclosure of PHI by SunGard in violation of the requirements of this Master Agreement.

d.	SunGard agrees to report to Customer within five (5) business days any use or disclosure of PHI not provided for by this Master Agreement of which SunGard becomes aware. SunGard shall also notify Customer in writing within five (5) business days of receipt of any third party complaint that SunGard receives concerning the handling of PHI under this Exhibit A.

e.	SunGard agrees to ensure that any agent, including a subcontractor, to whom it provides PHI agrees to the same restrictions and conditions that apply through this Exhibit A to SunGard with respect to such information.

f.	SunGard agrees to provide access, within 30 days after written notice is received from Customer, to PHI in a “Designated Record Set” (as defined in the Privacy Regulations), to Customer or, as directed by Customer, to an “Individual” (as defined in the Privacy Regulations) in order to meet the requirements under 45 CFR § 164.524. Notwithstanding the 30 day period described in the preceding sentence and only with respect to Customer’s customers United HealthCare Services, Inc. Kaiser Foundation Hospitals, the notice period shall be 15 days.

g.	SunGard agrees to make any amendment(s) to PHI in a Designated Record Set that the Customer directs or agrees to pursuant to 45 CFR § 164.526 within 30 days after written notice is received from Customer, Notwithstanding the 30 day period described in the preceding sentence and only with respect to Customer’s customers United HealthCare Services, Inc. Kaiser Foundation Hospitals, the notice period shall be 15 days.

h.	SunGard agrees to make internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI available to the Secretary of the Department of Health and Human Services or his designee, within 30 days after written notice is received from Customer or at a time reasonably designated by the Secretary, for purposes of the Secretary determining Customer’s compliance with the Privacy Regulations; provided that such access shall only be provided to the extent it would not interfere with another Customer’s use of the Recovery Services during a test or disaster of such other Customer. Notwithstanding the 30 day period described in the preceding sentence and only with respect to Customer’s customers United HealthCare Services, Inc. Kaiser Foundation Hospitals, the notice period shall be 15 days.

i.	SunGard agrees to document such disclosures of PHI and information related to such disclosures as would be required for Customer to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 CFR § 164.528.

j.	SunGard agrees to provide to Customer or an Individual, within 30 days after written notice is received from Customer or an Individual, information collected in accordance with Section 3(e)(i)(i) above, to permit Customer to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 CFR § 164.528.

THE TERMS OF THIS EXHIBIT ARE CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

2.	Permitted Use and Disclosure of PHI.

a.	Except as otherwise limited in this Master Agreement, SunGard may use PHI for the proper management and administration of SunGard or to carry out the legal responsibilities of SunGard.

b.	Except as otherwise limited in this Master Agreement, SunGard may disclose PHI for the proper management and administration of SunGard, provided that disclosures are Required By Law, or SunGard obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required By Law or for the purpose for which it was disclosed to the person, and the person notifies SunGard of any instances of which it is aware in which the confidentiality of the information has been breached.

3.	Obligations of Customer.

a.	Customer shall notify SunGard of any limitation(s) in its notice of privacy practices of Customer in accordance with 45 CFR § 164.520, to the extent that such limitation may affect SunGard’s use or disclosure of PHI.

b.	Customer shall notify SunGard of any changes in, or revocation of, permission by an Individual to use or disclose PHI, to the extent that such changes may affect SunGard’s use or disclosure of PHI.

c.	Customer shall notify SunGard of any restriction to the use or disclosure of PHI that Customer has agreed to in accordance with 45 CFR § 164.522, to the extent that such restriction may affect SunGard’s use or disclosure of PHI.

d.	Customer shall not request SunGard to use or disclose PHI in any manner that would not be permissible under the Privacy Regulations if done by Customer.

e.	At the conclusion of any Disaster, extended use, Test, or other use of the Recovery Services, Customer shall remove, erase or destroy all PHI it maintained in any form, recorded on any medium, or stored in any storage system as part of its use of the Recovery Services.

4.	The terms of this Exhibit A shall survive termination of the Master Agreement and shall terminate when all PHI is destroyed or returned to Customer, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions below.

5.	Except as provided below, upon termination of this Master Agreement, for any reason, SunGard shall return or destroy all PHI still in its possession. This provision shall apply to PHI that is in the possession of subcontractors or agents of SunGard. SunGard shall retain no copies of PHI.

6.	In the event that SunGard determines that returning or destroying PHI is infeasible, SunGard shall provide to Customer notification of the conditions that make return or destruction infeasible. SunGard shall extend the protections of this Master Agreement to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as SunGard maintains such PHI.

7.	On and after the effective date of March 19, 2005, and to the extent required by, 45 CFR 164.314(a)(2), SunGard agrees to:

a.	implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives, maintains, or transmits on behalf of Customer,

b.	ensure that any agent, including a subcontractor, to whom it provides such PHI agrees to implement reasonable and appropriate safeguards to protect it; and

c.	report to Customer any security incident of which it becomes aware.

8.	Upon Customers knowledge of a material breach by SunGard of this Exhibit A, Customer shall either:

a.	provide a 30 day opportunity for SunGard to cure the breach or end the violation and terminate this Agreement if SunGard does not cure the breach or end the violation within the 30 day cure period;

THE TERMS OF THIS EXHIBIT ARE CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

Confidential Treatment Requested

b.	immediately terminate this Agreement if SunGard has breached a material term of this Section 3(e) and cure is not possible; or

c.	if neither termination nor cure are feasible, Customer shall report the violation to the Secretary of the Department of Health and Human Services.

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		CUSTOMER: JIVE SOFTWARE, INC.

By:	/s/ P. Cerraras	By:	/s/ Robert F. Brown

Print Name:	P. Cerarras	Print Name:	Robert F. Brown

Print Title:	SVP Sales	Print Title:	VP Client Services

Date Signed:	December 18, 2008	Date Signed:	December 16, 2008

THE TERMS OF THIS EXHIBIT ARE CONFIDENTIAL

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.